 CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES
          AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.

                                  SERVICES AGREEMENT

BISYS, INC.                                            Contract No.   CHH-2217
11 Greenway Plaza                                    Price List No.   12-91
Houston, Texas 77046-1102


Client     INTERNET ORGANIZING GROUP, INC.
      ------------------------------------------------------------------------

Address    7000 PEACHTREE/DUNWOODY ROAD, BUILDING 10, SUITE 300
       -----------------------------------------------------------------------

City     ATLANTA            State        GEORGIA        Zip Code      30328
     ---------------------        --------------------           -------------


1.  SCOPE OF AGREEMENT

Client agrees to convert to the BISYS system (defined in Paragraph 2(C) below) and BISYS, Inc. ("BISYS") shall provide Client, in accordance with this Agreement, the services selected by Client from BISYS' then applicable Standard Services Price List and/or Special Services Price List (collectively, the "Price Lists") (collectively, the "Services"). BISYS shall provide the reports listed on the Standard Reports List and Special Reports List as applicable to the Services selected by Client. The current Price Lists are attached hereto and made a part hereof.

2.  TERM OF AGREEMENT

A. The initial term of this Agreement shall commence the date this Agreement is executed by both parties and end 36 full calendar months after the "Conversion Date" (as defined in Paragraph 4 (B)) (the "Initial Period").
B. The Agreement shall automatically continue after the Initial Period for subsequent consecutive terms of three years each unless and until it is terminated by either party upon written notice to the other given at least 180 days prior to the end of the Initial Period or any additional three year period.
C. If Client has given BISYS notice pursuant to Paragraph 2(B) and Client intends to deconvert from the BISYS data processing system ("BISYS System"), Client may, upon written notice to BISYS given at any time during the final 120 days of this Agreement (as determined in accordance with 2(B) above) or any extension hereof pursuant to this Paragraph 2(C), extend the termination date to the date indicated in such notice, which date shall not be, in any event, less than 120 days after the date of such notice. Commencing at the end of the Initial Period or any renewal period (as applicable), Client shall pay for Services at the prices set forth in the then current BISYS Price Lists notwithstanding the giving of extension notice.
D. Continuing obligations under this Agreement including, without limitation, those relating to "BISYS Products" (defined in Paragraph 10(A)); "Confidential Information" (defined in Paragraph 10(F)) and "Client Files" (defined in Paragraph 8(A)), shall survive any termination.

3.  CHARGES

A. Each month commencing Conversion Date, whether or not Client actually uses any Services during such month, Client shall pay a minimum monthly amount equal to the greater of (i) $__________ (ii) BISYS' charges for the Services actually used by Client during such month; or (iii) ____% the charges invoiced to Client for the month immediately preceding any deconversion by Client if Client deconverts from the BISYS System.

B. The initial charges for the Services are specified in the Price Lists, and shall be recorded by the BISYS System or by any other means used by BISYS of determining Client's usage. The charges for the Services listed on the Standard Services Price List as of the date hereof will not be changed by BISYS until the expiration of the first year following Conversion Date. Thereafter, during the remaining term of the Initial Period, the charges for the Services listed on the Standard Services Price List may be changed by BISYS at any time and from time to time upon at least 90 days prior written notice to Client. During the Initial Period, the charges for the Services listed on the Special Services Price List as of the date hereof may be changed by BISYS at any time after the date hereof upon at least 90 days prior written notice to Client. After the Initial Period, the charges for the Services listed on the Price Lists shall automatically, and without notice, be changed to BISYS' standard (non-discounted) list prices then in effect for the respective Services; such prices may, thereafter, be changed by BISYS, at any time and from time to time, upon at least 90 days prior written notice to Client.
C. There shall be added to all charges for the Services furnished Client hereunder amounts equal to any applicable taxes levied or based on such Services, exclusive of taxes based on BISYS' income.

D. No later than the 5th day of each calendar month, BISYS shall invoice (the "Monthly Invoice") Client: (i) for all Services projected to be used by Client during that billing month (the "Billing Month") which charge will be based upon either actual usage and number of accounts during the month prior to the Billing Month or the minimum charge pursuant to Paragraph 3(A); (ii) an amount equal to 100% of the recurring pass through charges (e.g. communication charges) actually utilized by Client during the prior month as the estimated pass through charges for the Billing Month; (iii) adjustments (debits/credits) to the prior month's estimated charges set forth in (i) and (ii) above and; (iv) all other charges incurred by Client during the prior month. For the projected portion of the invoice, the first Monthly Invoice shall be based upon BISYS' estimates of usage and shall also include for the prior month (during which the Conversion Date occurred) a full month's charges unless the Conversion Date is after the 15th of the prior month, in which event Client shall be assessed one-half month's charges for the prior month. Client agrees to pay all amounts set forth in the Monthly Invoice by automatic debit by BISYS on the last business day of the Billing Month from a Client bank account established for this purpose (the "Payment Account"). Client agrees to execute any and all required documentation to enable BISYS to perform such automatic debiting of the Payment Account. If Client fails to pay any amounts due under this Agreement, Client shall, upon demand, pay interest at the rate of 1-1/2% per month, but in no event more than the highest interest rate allowable, on such delinquent amounts from their due date until the date of payment. Client agrees to reimburse BISYS for any and all expenses BISYS may incur, including reasonable attorney fees, in taking action to collect any amounts due BISYS hereunder. All amounts due must be paid prior to Client's deconversion from the BISYS System.

4.  CONVERSION TO THE SERVICES

A. BISYS shall, to the extent applicable, convert machine readable Client Files to make them compatible with the Services selected by Client from the Standard Services Price List. Client agrees to cooperate with BISYS and provide all necessary information and assistance required for BISYS to successfully convert such Client Files. Client will assign a liaison person to assist and cooperate with BISYS in such conversion.

B. BISYS shall determine in accordance with its normal acceptance procedures when the applicable Client Files have been successfully converted and when the Services selected by Client from the Standard Services Price List are operational and available for Client's use. The date the first of the Services selected by Client from the Standard Services Price List is operational and available for Client's use is the "Conversion Date".

5.  AVAILABILITY OF THE SERVICES

A. Hours for accessing Services on an on-line basis ("On-Line Hours") at the BISYS data center providing Services to Client ("Data Center") are 7:00 A.M. to 9:00 P.M. Monday through Friday and 7:00 A.M. to 5:00 P.M. Saturday (Data Center time) exclusive of BISYS holidays (New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). A particular Service may also be available at other than On-Line Hours; in which event Client may, at its option and subject to any additional charges therefor, use that Service at such other times.
B. BISYS will make every reasonable effort to have the Services available during the On-Line Hours. However, BISYS cannot and does not guarantee such availability. Accordingly, Client's remedy and BISYS' sole liability to Client or any third party for claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (i) the unavailability of the BISYS System or (ii) the interruption in or delay of the Services provided or to be provided by BISYS hereunder, shall be for BISYS to use all reasonable efforts to make the BISYS System available and/or to resume the Services as promptly as reasonably practicable.
C. Client shall, at it's expense, be responsible for delivering and transmitting to and from Client's offices, the offices of the applicable regulatory authorities and any other location authorized by Client, and the Data Center all data and information necessary for BISYS to furnish the Services to Client.

6.  USE OF THE SERVICES

A. Client is exclusively responsible for the consequences of its own actions; for any instructions it gives BISYS; for its failure to access the Services in the manner prescribed by BISYS, and for its failure to supply accurate input information. Client is responsible for auditing, balancing, verifying the correctness of calculation routines (such as interest and service charges) and reconciling any out-of-balance condition, and for notifying BISYS of any errors in the foregoing within three business days after receipt of the incorrect information. Client's remedy and BISYS' sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of errors or omissions in the Services provided or to be provided by BISYS hereunder and caused by BISYS shall be for BISYS to furnish the correct report and/or to correct the applicable Client Files, provided that Client promptly advises BISYS thereof.
B. Client shall use the Services in accordance with such reasonable instructions as may be established by BISYS from time to time as set forth in any written materials furnished by BISYS to Client.
C. Except as otherwise permitted by BISYS, Client will use the Services only for its own internal and proper business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.
D. Client shall not make any alteration, change or modification to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder, without BISYS' prior written consent in each instance.
E. BISYS shall give Client written notice of any BISYS system change which materially affects Client. Nothing herein shall preclude or limit BISYS' ability to make changes to its data processing system.

7.  COMMUNICATION LINES AND EQUIPMENT.

A. BISYS shall order, on Client's behalf and with Client's approval, the installation of appropriate telephone lines and communications equipment to enable Client to access the Services. Client shall pay all charges relating to the installation and use of such telephone lines and communications equipment.
B. BISYS shall not be responsible for the reliability, or continued availability, of telephone lines and communications equipment used by Client in accessing the Services.

8.  FILE SECURITY AND RETENTION.

A. Any Client data bases and files or other information provided by Client to BISYS for use with the Services (the "Client Files") shall remain the confidential property of Client. BISYS will provide reasonable security provisions to insure that third parties do not have access to the Client Files. BISYS reserves the right to issue and change regulations and procedures from time to time to improve file security. BISYS will instruct its employees having access to the Client files to keep the same confidential by using the same care and discretion that BISYS uses with respect to its own confidential property.
B. BISYS will take reasonable precautions to prevent the loss of, or alteration to, Client Files, but BISYS cannot guarantee against any such loss or alteration. Accordingly, Client will, to the extent deemed necessary by Client, keep copies of all source documents of information delivered to BISYS and will maintain a procedure external to the BISYS System for the reconstruction of lost or altered Client Files. In connection with the foregoing, it is understood that Client shall assume and be responsible for risk of loss and/or damage to documents and records while they are in transit to and from the Data Center.
C. During the term of this Agreement, BISYS will retain the Client Files in accordance with, and to the extent provided by BISYS' then prevailing records retention policies for the Services, which policies will be consistent with guidelines covering the Services established by appropriate regulatory authorities. BISYS will, upon the expiration of any retention period for Client Files, dispose of Client Files in any manner deemed appropriate by BISYS unless Client, prior to such disposal, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense. Client shall pay for the provision of Client Files to Client at BISYS' standard rates for such services and BISYS shall provide such Client Files provided that BISYS has been paid for all Services provided hereunder through the date such requested Client Files are returned to Client.
D. BISYS has a written Disaster Recovery Plan establishing emergency procedures, including off-premises backup facility. In connection therewith, BISYS has prepared a Disaster Recovery Manual. The Disaster Recovery Plan and Disaster Recovery Manual are available at the Data Center for examination by bank auditors and examiners and, as they may be modified from time to time, will remain in existence during the term of this Agreement. BISYS shall provide Client, upon written request, with information necessary for Client to develop a disaster contingency plan which will work in concert with BISYS' Disaster Recovery Plan.

9.  DUTIES UPON TERMINATION; RETURN OF RECORDS.

A. Upon the termination of this Agreement for any reason, BISYS will dispose of all Client Files still in the BISYS System in any manner deemed appropriate by BISYS unless Client, not later than 30 days after such termination, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense as set forth in Paragraph 9(B).
B. At Client's request as set forth in Paragraph 9(A), BISYS shall deliver to Client all of the Client Files then retained by BISYS including file layouts and their descriptions in BISYS format and shall provide in accordance with BISYS deconversion policies, reasonable and necessary assistance with the deconversion from the BISYS System to a non-BISYS system ("Deconversion"). Client shall pay BISYS for Deconversion assistance in accordance with BISYS' then current Deconversion rate schedule. Payment for Deconversion together with all other payments which are due, and which will become due pursuant to the provisions of this Agreement shall be paid to BISYS prior to delivery of such Client Files.
C. Client Files returned to Client shall be in a standard BISYS machine readable format.

10. OWNERSHIP, USE AND CONFIDENTIALITY; BISYS PRODUCTS AND CONFIDENTIAL INFORMATION.

A. All computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.
B. A personal, non-exclusive, non-transferable right and license is being granted to Client to use, during the term of this Agreement, any applications software programs included in the BISYS Products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for this limited license.
C. Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if, and as, made available by BISYS to its clients generally. All such improvements, enhancements, modifications and updates shall be delivered to Client in the form of a computer media, which media shall be provided to Client by BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications or updates to such Application Programs.
D. Client acknowledges that it shall be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client accepts a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use, during the term of this Agreement, such Systems Programs solely in connection with the Services.
E. Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed or in any other form. Client shall not make any alteration, change or modification to any BISYS Products.
F. Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information or documentation related thereto including, without limitation, any flow charts, logic diagrams or source code (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in its possession.

11.  GOVERNMENTAL AGENCIES.

A. Client shall provide all required notices to the appropriate regulatory authorities concerning the initiation or termination of this Agreement, or of any substantial changes in the Services being provided to Client. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities and Client's internal auditors and independent public accountants, upon prior written notice to BISYS. All costs incurred by BISYS in the preparation of data for inspection, examination or audit will be charged to Client at BISYS' then standard rates for such services.
B. BISYS shall provide annually to the appropriate regulatory authorities any Third Party Review Reports prepared by independent public accountants with respect to the Services performed by BISYS at the Data Center and copies of BISYS' audited financial statements. By entering into this Agreement, BISYS agrees that it extends to the Office of Thrift Supervision ("OTS") the same authority and responsibility (as applicable to Client) provided to the other regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.
C. If after the date hereof any modifications to the Services shall be required by law or by any governmental regulatory authority, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS System to implement, conform the Services to be in compliance with such modified laws or governmental regulations. BISYS may, at its discretion, pass on, in whole or in part, on an equitable basis to all users of the Services (including Client) affected by any such modification the actual costs incurred by BISYS in making any such modification to the Services.

12.  WARRANTY.

A. BISYS represents and warrants that the Services will conform materially to their design specifications and user documentation which may be changed from time to time. This warranty shall not extend to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder which have been altered, changed or modified in any way, without BISYS' prior written consent in each instance.
B. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.  LIMITATION OF LIABILITY.

A. The remedies specified in this Agreement constitute Client's sole and exclusive remedies in the event of any alleged defaults by BISYS under this Agreement. BISYS' sole liability, if any, for damages (monetary or otherwise) resulting from claims made by Client or any third party arising from or related to any and all causes not covered by the foregoing remedies shall be limited to the lesser of (i) the amount of actual damages incurred by Client or (ii) an amount which shall not exceed the charges paid by Client during the six (6) month period immediately preceding the event from which such liability arose for the Services performed which gave rise to the claim.
B. IN NO EVENT WILL BISYS BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF BISYS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  PATENT AND COPYRIGHT INDEMNIFICATION.

BISYS will hold Client harmless and, at its own expense, will defend any action brought against Client based on a claim that the Services used within the scope of this Agreement infringe a United States patent or copyright provided Client notifies BISYS promptly in writing of the claim, BISYS has sole control of the defense of the action and all negotiations for its settlement or compromise, and Client cooperates with BISYS in the defense of the action. In the event any of the Services becomes, or in BISYS' opinion is likely to become, the subject of a claim of infringement of patent or copyright, BISYS, at its option, may (i) secure for Client the right to continue using such Service(s), (ii) replace or modify such Services to make it or them non-infringing, (iii) cease providing the affected Service(s) or (iv) if none of the foregoing options is commercially reasonable, in BISYS' opinion, terminate this Agreement. If BISYS exercises its option hereunder to terminate this Agreement, such termination shall be at no penalty to BISYS except that BISYS shall provide the Deconversion assistance described in Paragraph 9(B) at no charge to Client.

15.  INSURANCE.

BISYS shall maintain, during the term of this Agreement, $10,000,000 of coverage under a Blanket Crime Policy covering fraudulent and dishonest acts committed by its employees for which it is legally responsible. BISYS shall maintain, on its own behalf, insurance coverage for loss from fire, disaster, or other causes contributing to interruption of normal services. Client, at its own expense, will maintain all insurance and fidelity bonds required by the applicable regulatory authorities.

16.  DEFAULT; REMEDIES UPON DEFAULT.

A.  Any of the following events will constitute an "Event of Default" under the
    Agreement: (i) non-payment of any amounts due hereunder to BISYS by Client; (ii) non-performance of any of Client's or BISYS' other material obligations hereunder; (iii) if any representation or warranty of Client or BISYS is materially breached; (iv) if Client or BISYS files a petition for bankruptcy or becomes the subject of an involuntary bankruptcy petition which is not vacated within 60 days of filing, or becomes insolvent; or (v) if any substantial part of Client's or BISYS' property becomes subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency.
B. Upon occurrence of an Event of Default under the Agreement, the non-defaulting party may, at its option, terminate this Agreement provided at least 30 days (or longer period as may be required by the applicable regulatory authorities) prior written notice has been given to the other and such default has not been cured within such period. Upon such termination by BISYS, BISYS may declare all amounts due and to become due hereunder immediately due and payable. The remedies contained in this Paragraph 16 are cumulative and in addition to all other rights and remedies available to the parties under this Agreement or by operation of law or otherwise.

17.  FORCE MAJEURE

BISYS shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement or for interruption of the Services resulting, directly or indirectly, from any cause beyond BISYS' reasonable control.

18.  GENERAL.

A. BISYS shall provide Client upon written request, copies of The BISYS Group, Inc.'s (BISYS' parent corporation) current audited financial statements.
B. Client acknowledges that it has not been induced to enter into this Agreement by any representation or warranty not set forth in this Agreement. This Agreement contains the entire agreement of the parties with respect to its subject matter and supersedes all existing agreements and all other oral, written or other communications between them concerning its subject matter. This Agreement shall not be modified in any way except by a writing signed by both parties.
C. The failure by either party hereto to insist upon strict performance of any of the provisions contained herein shall in no way constitute a waiver of its rights as set forth herein, at law or equity, or a waiver by either party of any other provisions or subsequent default by the other party in the performance of or compliance with any of the terms and conditions set forth herein.
D. This Agreement may not be assigned by either party, in whole or in part, without the prior written consent of the other which consent shall not be unreasonably withheld. It shall not be deemed an assignment requiring consent if the stock of either is sold, or all, or substantially all, of the assets are sold so long as such sale does not materially negatively affect the basis of the financial bargain upon which this Agreement is based as of the date hereof and such sale does not materially negatively affect the provision of the Services hereunder. If there is such a negative impact, then the sale shall be deemed an assignment requiring consent as set forth above. This Agreement shall be binding upon and shall inure to the benefit of BISYS and Client and their respective successors and permitted assigns.
E. If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.
F. The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.
G. The individuals executing this Agreement on behalf of BISYS and Client do each hereby represent and warrant that they are duly authorized by all necessary action to execute this Agreement on behalf of their respective principals.
H. Client acknowledges that a breach of any of its obligations under this Agreement relating to the BISYS Products and/or the Confidential Information will cause BISYS irreparable injury and damage and therefore may be enjoined through injunctive proceedings in addition to any other rights or remedies which may be available to BISYS, at law or in equity and BISYS grants Client the same rights with respect to a breach of BISYS' obligations relating to the confidentiality of Client Files.
I. During the term of this Agreement, neither party hereto shall, directly or indirectly, solicit or encourage to leave, any employee of the other without prior written consent, which consent shall not be unreasonably withheld.




BISYS, INC.                                                                         INTERNET ORGANIZING GROUP, INC.

Agreed to:         /s/ Paul Bourke                         Agreed to:     /s/ T. Stephen Johnson/Donald S. Shapleigh, Jr.
           --------------------------------------------               ------------------------------------------------------
                 (signature-Authorized Officer)                                          (signature-Authorized Representative)

Name:              Paul Bourke                             Name:   T. Stephen Johnson/Donald S. Shapleigh, Jr.
     --------------------------------------------------          -----------------------------------------------------------
                 (print or type)                                                    (print or type)

Title: President & CEO        Date: August 22, 1996        Title: Chairman/President              Date:  August 21, 1996
      ----------------------        -------------------          -------------------------------        --------------------
         (print or type)                                          (print or type)

-----------------------------------------------------------------------------------------------------------------------------
THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AUTHORIZED OFFICERS OF BISYS AND CLIENT.
BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS.
-----------------------------------------------------------------------------------------------------------------------------


               ADDENDUM TO SERVICES AGREEMENT NO.    CHH-2217-12-91

                     SERVICES AGREEMENT DATED AS OF    8/22/96



Reference is made to the above Services Agreement between the undersigned (the "Agreement") to which this Addendum is attached and made a part thereof.

The Agreement is hereby amended and supplemented as follows:

1. Except as expressly amended and supplemented hereby, all terms defined in the Agreement shall have the same meanings when used herein.

2.  CHARGES

    2.1 Section 3 of the Agreement is amended by adding the following new Paragraphs after Paragraph 3(D):

         "E. For purposes of this Agreement and Addendum, the following definitions shall apply:

              1. The term "Exhibit A Services" shall mean the Services identified on attached Exhibit A (both the Standard Services and Special Services listed on Exhibit A). The parties agree that included in the definition of Exhibit A Services are Client usage of any features associated with the Services listed on the Standard and Special Services portion of Exhibit A which features are in existence and available to Client as of the date of this Addendum. Neither features, nor Services, listed on the Price Lists as of the date hereof, but not set forth on Exhibit A shall be deemed to be part of the Exhibit A Services and such other Services and/or features shall be billed to Client in accordance with the provisions of Paragraph 3(G) (set forth in Paragraph 3.2 of this Addendum. The parties also agree that Exhibit A Services are recurring Services and do not include any installation charges, training charges, one-time license fees or any other one-time charges; the charges for which are not included in the "Fixed Monthly Charge" (as defined in Paragraph 3(F) below).

              2. The term "One Year Period(s)" shall mean each twelve (12) month period commencing on Conversion Date and the indication as to which 12 month period is indicated will be with the addition of an ordinal number preceding the term One Year Period, i.e., First One Year Period, Second One Year Period, etc.

              3. The term "Base Accounts" shall mean up to ______ Client accounts.

              4. The term "Client Accounts" shall mean the number of accounts, both asset and liability, on the BISYS System.

         F. For any and all Client usage of Exhibit A Services, Client shall pay BISYS each month a fixed monthly charge (the "Fixed Monthly Charge"), in accordance with the following:

         1. During the First One Year Period, the Fixed Monthly Charge shall be $________ for up to _____ Base Accounts, provided, however, that BISYS shall review the number of Base Accounts on the BISYS System on a quarterly basis during the First One Year Period and if at the time of such review the number of Client Accounts exceeds _____ then the Fixed Monthly Charge will be adjusted and calculated as (x) $________ plus (y) the number of Base Accounts in excess of _____ times the appropriate "Per Account Fee" set forth below.

         2. At the end of each One Year Period, BISYS will determine the number of Client Accounts on the BISYS System (the "Year End Accounts"), and the Fixed Monthly Charge shall be adjusted for the next One Year Period based on the number of Year End Accounts. The Fixed Monthly Charge for the next One Year Period will be calculated as: (x) the number of Year End Accounts times
              (y) the appropriate Per Account Fee set forth below, provided, however, that during the Second One Year Period, the Fixed Monthly Charge may be adjusted if the number of Client Accounts determined by BISYS at the end of the sixth month during the Second One Year Period exceeds the number of Year End Accounts determined at the end of the First One Year Period, in which case the Fixed Monthly Charge would be calculated as (x) the then current Fixed Monthly Charge plus (y) the number of Client Accounts determined at the end of the fifth month during the Second One Year Period in excess of the number of Year End Accounts determined at the end of the First One Year Period times the appropriate Per Account Fee below.

                        Number of Year
                        End Accounts             Per Account Fee
                        --------------           ---------------

                        ______ - 10,000                  $____
                        10,001 - 20,000                   ____
                        20,001 - 35,000                   ____
                        35,001 - 50,000                   ____
                        50,001 - 70,000                   ____
                        70,001 - 100,000                  ____
                        More than 100,000                 ____

         3. On the first day of each One Year Period after the First One Year Period, BISYS may increase the Per Account Fee by a percentage equal to the percentage increase in the United States Consumer price Index as published by the Bureau of Labor Statistics, United States Department of Labor, during the twelve month period immediately preceding the date of any increase.

         G. In addition to the Fixed Monthly Charge, Client shall pay to BISYS each month:

         1. For all usage of Services (both Standard and Special) not specifically set forth on Exhibit A; and

         2. For all pass-through charges at cost incurred by BISYS solely on behalf of Client; and

         3. For all telecommunications charges (which equal BISYS' actual cost plus twenty percent), which charges shall include BISYS' providing phone line monitoring, consulting services and administrative services associated with telecommunications Services.

         H. BISYS' standard conversion services listed on the Special Services Price List as "Conversion of Standard Applications" shall be provided to Client for $_________. This charge includes, without limitation, all technical services provided by BISYS to EDIFY, Inc., AT&T Corp., Client and Check Free associated with creating an interface between
         (a) the Internet and the BISYS System and (b) Client's system and the BISYS System, prior to Conversion Date. In addition to such fee, Client agrees to pay all reasonable out-of-pocket expenses directly related to the Conversion Services not included in BISYS' provided standard conversion services, including, but not limited to, data communications, terminal equipment charges and reasonable travel and lodging expenses.

         I. BISYS agrees that the one time installation and licensing charges associated with the Services selected by Client on Conversion Date are payable to BISYS as follows: ___________ on the execution date of this Agreement, and _________ on September 1, 1996.

3.  AVAILABILITY OF THE SERVICES.

    3.1 Paragraph 5(A) of the Agreement is amended by deleting the Paragraph in its entirety and replacing it with the following language:

              "Hours for accessing Services on an on-line basis at the BISYS Data Center providing Services to Client ("Data Center") are twenty-three hours each day, seven days per week ("On-Line Hours"). BISYS agrees that the one hour of unavailability of the Services caused by BISYS will occur between the hours of 12:00 A.M. and 6:00 A.M. (Eastern Time). In addition, BISYS agrees to provide Client prior written notice of any other hours of unavailability of the Services caused by BISYS for the purpose of upgrading and maintaining the BISYS System and to limit the hours of unavailability of the Services caused by such upgrading or maintenance to between the hours of 12:00 A.M. and 6:00 A.M. (Eastern Time).".

4.  USE OF THE SERVICES.

    4.1 Paragraph 6(E) of the Agreement is amended by inserting the words "ninety days" after the first word "Client".

5.  FILE SECURITY AND RETENTION.

    5.1 Paragraph 8(D) of the Agreement is amended by inserting the following language at the end of the first sentence: "...which BISYS agrees to implement as required by the provisions of the Disaster Recovery Plan.".

    5.2 Paragraph 8(D) of the Agreement is amended by inserting the following language at the end of the third sentence: "and BISYS agrees to use commercially reasonably efforts to assist and cooperate with Client and its other service providers, including, without limitation, AT&T Corp., Edify, Inc. and Check Free, on an emergency basis in the event one or more of them suffers a disaster which renders, in whole or in significant part, the BISYS System unavailable to Client and Client's customers and BISYS' assistance is needed in the repair of any BISYS Services or in the migration of BISYS' Services to alternate equipment. Client agrees to pay BISYS for any such disaster assistance services rendered in accordance with BISYS' then applicable standard hourly rates for such services and all reasonable expenses associated therewith

6.  DUTIES UPON TERMINATION; RETURN OF RECORDS.

    6.1 Paragraph 9(C) of the Agreement is amended by inserting the following language at the beginning of that Paragraph: "Except as provided in Paragraph 9(B),".

7. OWNERSHIP, USE AND CONFIDENTIALITY; BISYS PRODUCTS AND CONFIDENTIAL INFORMATION.

    7.1 Paragraph 10(D) of the Agreement is amended by adding the following language at the beginning of the second sentence: "BISYS hereby grants and".

    7.2 Paragraph 10(D) of the Agreement is amended by adding the following language after the word "use" in the second sentence: "and to allow its customers, employees, agents and independent contractors to use".

    7.3 Paragraph 10(D) of the Agreement is amended by adding the following language after the word "basis" in the second sentence: "(except as provided in Paragraph 18(D))".

8.  GOVERNMENTAL AGENCIES.

    8.1 Paragraph 11(B) is amended to add the following sentence after the first sentence: "Upon written and reasonable request, each party agrees to provide the other party with all documentation required by the requesting party for purposes of compliance with Federal, state or local laws and regulations applicable to the Services."

9.  LIMITATION OF LIABILITY.

    9.1 The first sentence of Paragraph 13(A) of the Agreement is amended by substituting the phrase "each party's" for the word "Client's" and by substituting the phrase "the other party" for the word "BISYS".

    9.2 Paragraph 13(B) of the Agreement is amended by deleting the Paragraph in its entirety and replacing it with the following language:

              "IN NO EVENT WILL EITHER PARTY BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH THE OTHER PARTY MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF THE SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.".

10. PATENT AND COPYRIGHT INDEMNIFICATION.

    10.1 The first line of Paragraph 14 of the Agreement is amended by adding the phrase "indemnify," after the first word "will".

    10.2 Paragraph 14 of the Agreement is amended by adding the followinglanguage at the end of the last sentence: "and Client will be released from all other payment obligations hereunder except for Services provided by BISYS in accordance with this Agreement received by Client prior to the date of any such termination.".

11. DEFAULT; REMEDIES UPON DEFAULT; TERMINATION.

    11.1 Paragraph 16(B) of the Agreement is amended by adding the following sentence after the second sentence: "Upon such termination by Client, Client shall be released from all payment obligations under this Agreement except for Services provided by BISYS in accordance with this Agreement received by Client prior to the date of any such termination.".

12. FORCE MAJEURE.

    12.1 Paragraph 17 of the Agreement is amended by deleting the word "BISYS" from the first line and substituting the phrase "Neither party", by deleting the word "not", and by deleting the word "BISYS" from the second line and substituting the word "its".

13. GENERAL.

    13.1 Paragraph 18(B) of the Agreement is amended by deleting the word"Client" from the first sentence and substituting the phrase "Each party".

    13.2 Paragraph 18(D) of the Agreement is amended by deleting the second and third sentences of the Paragraph and replacing them with the following language: "It shall not be deemed an assignment requiring consent if at least 50% of the stock of either is sold or all, or substantially all of the assets are sold. In addition, it shall not be deemed an assignment requiring consent if during the Initial Period this Agreement is assigned to an affiliate of Client (i.e., an affiliate shall mean a corporation which controls or is controlled by Client or is under common control with at least 51% common ownership with Client), provided, however, that Client gives BISYS prior written notice of such assignment.".

    13.3 Paragraph 18(G) of the Agreement is amended by adding the following language at the end of the Paragraph: "Each party represents and warrants that its entry into this Agreement does not violate or constitute a breach of any of its contractual obligations with third parties.".

14. ADDITIONAL ASSISTANCE.

    14.1 BISYS and Client recognize that Client's financial institution set up through the "Internet" is one of the first financial institutions of its kind in the United States. If and when problems or difficulties arise, BISYS and Client agree to use commercially reasonable efforts to work together and with Client and Client's vendors, including, but not limited to, AT&T Corp. and Edify, Inc., in resolving any issues or problems which may arise during the term of this Agreement affecting the delivery of BISYS' Services to Client.

15. CAROLINA FIRST BANK.

    15.1 BISYS acknowledges that Client is a management company who, at present, has an agreement with Carolina First Bank to operate its Internet-based banking services branch (the "Internet Branch"). Client intends to use the BISYS Services provided under the Services Agreement for the Internet Branch. However, Client intends to purchase the Internet Branch from Carolina First in the near future and continue to operate it, including through the use of BISYS' Services, either under its own name or that of an affiliated company. Accordingly, BISYS and Client agree that Paragraph 6(C) of the Agreement is modified to permit Client to continue to use BISYS' Services initially in connection with Carolina First Bank and eventually as a stand-alone entity.

16. DISPUTE RESOLUTION.

    16.1 The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations between senior executives of the parties who have authority to settle the controversy (and who do not have direct responsibility for administration of this Agreement).

              The disputing party shall give the other party written notice of the dispute. Within 20 days after receipt of such notice, the receiving party shall submit to the other a written response. The notice and response shall include (a) a statement of each party's position and a summary of the evidence and arguments supporting its position and (b) the name and title of the executive who will represent that party. The executives shall meet at a mutually acceptable time and place within 30 days of the date of the disputing party's notice and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the dispute.

              If the matter has not been resolved within 60 days of the disputing party's notice, or if the party receiving such notice will not meet within 30 days, the controversy shall be settled by arbitration by arbitrators, of whom each party shall appoint one and the third shall be selected by the two arbitrators. The arbitration shall administered by the American Arbitration Association under its commercial arbitration rules and shall be governed by the United States Arbitration Act, 9 U.S.C.Section 1-16, and judgment upon the award rendered by the Arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be mutually agreed upon by both parties. The Arbitrator(s) are not empowered to award damages in excess of actual damages, including punitive damages.

              All deadlines specified in this Paragraph 16 may be extended by mutual agreement.

              The procedures specified in this Paragraph 16 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; PROVIDED, HOWEVER, that a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action the parties will continue to participate in good faith in the procedures specified in this Paragraph 16. All applicable statutes of limitation shall be tolled while the procedures specified in this Paragraph 16 are pending. The parties will take such action, if any, required to effectuate such tolling.

    16.2 This Paragraph 16 shall not apply in the case of a dispute involving confidentiality or infringement of intellectual property rights, in which case either party shall be free to seek available remedies in an appropriate forum.

17. Neither BISYS nor Client shall (except to persons acting on behalf of such party) disclose, and neither party shall permit any of its employees or other persons who act or acted in its behalf to disclose, any of the terms and conditions of the Agreement, including without limitation any Addendum or pricing terms, except as may be required by law or regulatory authority.

Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and continue to be in full force and effect.

This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the Terms and Conditions of this Addendum shall prevail.

BISYS, INC.             INTERNET ORGANIZING GROUP, INC.


By:    /s/Paul Bourke   By: /s/T.Stephen Johnson/Donald S. Shapleigh,Jr.
    -------------------     --------------------------------------------

Name:  Paul Bourke      Name:T.Stephen Johnson/Donald S. Shapleigh,Jr.
     -----------------       -------------------------------------------

Title: President/CEO    Title:        Chairman/President
      ----------------        ------------------------------------------

Date:  August 22, 1996  Date:        August 21, 1996
     -----------------       -------------------------------------------
--------------------------------------------------------------------------------

THIS ADDENDUM SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF BISYS. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS. ADDEND.IOGI

                           INTERNET ORGANIZING GROUP, INC.

                                      EXHIBIT A

      EXHIBIT A SERVICES INCLUDE THE STANDARD AND SPECIAL SERVICES LISTED BELOW




Savings Account Processing
Demand Deposit Processing
Certificates of Deposit Processing
NOW, Super NOW, Money Market Processing
Mortgage Loans Processing (including Secondary Market)
Commercial Loans Processing
Installment Loans Processing
Line of Credit Processing
Credit Bureau Processing
CIF Processing
Total Report Manager Optical System
Remote Print Capacity and Usage
TotalMatic Processing
TargetPlus (ReportWriter not to exceed 8 reports per month)
Terminal Operator Security System (TOSS)
Standard Accounts Reconciliation Processing
Interactive Exception Handling
ACH Processing
Total Financial Manager/General Ledger System Interface
Year End Processing Services

                              TOTAL ACCESS BANKING
                       END USER SOFTWARE LICENSE AGREEMENT

This Agreement, made as of March 13, 1997 between BISYS, Inc. (hereinafter "Licensor"), having an address at 11 Greenway Plaza, Houston, Texas 77046 and Atlanta Internet Bank CH-2217-12-91, having an address at 7000 Peachtree-Dunwoody Road, Bldg. 10, Suite 300, Atlanta, Georgia 30328 (hereinafter "Licensee").

"BISYS LICENSOR" means that company which has licensed this software to BISYS.

BISYS provides to Licensee the computer software and other related data, including intellectual data, proprietary information and user documentation that is contained on the medium in the TOTAL ACCESS BANKING product herein referred to as the "Licensed Materials" and hereby licenses its use. Licensee assumes responsibility for the selection of the Licensed Materials to achieve Licensee's intended results, and for the installation, use and results obtained from the Licensed Materials.


I.   SCOPE OF LICENSE

     A. Licensor grants and Licensee accepts, a non-exclusive, non-transferable, perpetual license to use the Licensed Materials in accordance with the terms of this End User Software License Agreement.

     B. Licensor represents that the BISYS Licensor is sole and exclusive owner to, or has obtained all rights, titles, and interest in and to the Licensed Materials issued under this license, and to all modifications and enhancements thereof developed by BISYS Licensor (including ownership to all trade secrets and copyrights pertaining thereto). Nothing in this license should be construed to be a grant of title or ownership of software to Licensee.

     C. Licensee agrees that it may (1) use the Licensed Materials only in conjunction with Syntellect equipment; (2) make one copy of the Licensed Materials for archival purposes only; and (3) use the Licensed Materials only for internal purposes.

     D. Licensee agrees it may not reverse-engineer, merge, or otherwise modify the object code, or assign or transfer the Licensed Materials to any other party except to a successor in interest of the Licensee's business that assumes all of the Licensee's obligations with respect to the Licensed Materials.

     E. Licensee agrees that the Licensed Materials and all manuals, documents and other information marked "Confidential Information" will be accepted by Licensee in confidence, and Licensee will guard against disclosure of such information, and shall

                              TOTAL ACCESS BANKING
                 END USER SOFTWARE LICENSE AGREEMENT - CONTINUED

          use all reasonable efforts to protect and defend the confidential nature of the software and related materials.

     F. Licensee agrees that it will retain and affix as appropriate, all copyright, patent, or other notices; proprietary legends; trademarks, logos, and other restrictive markings.

     G. Licensee acknowledges that Licensor limits its warranty of the sub-system software and operating system software (portions of the Licensed Materials owned by BISYS Licensor) to 180 days after shipment, and warrants that the software shall not fail in any material respect to execute its programming instructions due to defects in materials and workmanship. THE FOREGOING WARRANTY IS IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION), THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     H. Licensee acknowledges that software support is not provided for in this Agreement, but is available from Licensor upon payment of the applicable fees, and upon execution of a separate Total Access Banking Additional Services Addendum.

     I. Licensee agrees that Licensor and BISYS Licensor SHALL NOT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, INTERRUPTIONS OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER UNDER THIS LICENSE OF [sic] OTHERWISE.

     J. Licensee acknowledges that its obligations remain in effect for as long as it continues to possess and use the Licensed Materials, and such obligations shall be for the benefit of, and enforceable by, Licensor.

     LICENSEE MAY NOT USE, COPY, MODIFY, OR TRANSFER THE LICENSED MATERIALS, OR ANY COPY, MODIFICATION OR MERGED PORTION, IN WHOLE OR IN PART, EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS LICENSE. IF LICENSEE TRANSFERS POSSESSION OF ANY COPY, MODIFICATION OR MERGED PORTION OF THE LICENSED MATERIALS OR ANY RELATED DOCUMENTATION TO ANOTHER PARTY, THIS LICENSE SHALL AUTOMATICALLY TERMINATE.

                              TOTAL ACCESS BANKING
                 END USER SOFTWARE LICENSE AGREEMENT - CONTINUED

II.  TERM

     The term of this license is perpetual, unless and until it is terminated under one of the following conditions:

     A. Licensee agrees that Licensor may terminate this License if Licensee materially breaches any provisions of this agreement or the Total Access Banking Additional Services Agreement and the breach remains unresolved for a period of thirty (30) days from receipt of written notice by the Licensor. Upon such termination, Licensee agrees to return the Licensed Materials together with all copies in any form.

     B. Either party gives the other written notice of cancellation at least sixty days prior to the effective date of such cancellation. The Licensee agrees to return the Licensed Materials together with all copies in any form.


III. DELIVERY AND ACCEPTANCE

     A. BISYS shall deliver Licensed Materials to Licensee, in a machine readable format accompanied by appropriate documentation.

     B. The Licensed Materials and related documentation delivered to Licensee shall be deemed to be accepted by Licensee within 30 days after delivery unless BISYS is notified in writing to the contrary. Any notification by Licensee within such 30 day period shall set forth with particularity any defects or objections to the Licensed Materials. Within a reasonable period after receipt of such notice, BISYS shall correct and redeliver the Licensed Materials and if accepted by Licensee, BISYS shall have no further liability with respect to delivery of the Licensed Materials.


IV.  LIMITED WARRANTY

     A. EXCEPT AS STATED ABOVE IN PARAGRAPH I(G) AND IN THIS SECTION THE LICENSED MATERIALS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE LICENSED MATERIALS IS WITH LICENSEE. SHOULD THE LICENSED

                              TOTAL ACCESS BANKING
                 END USER SOFTWARE LICENSE AGREEMENT - CONTINUED

          MATERIALS PROVE DEFECTIVE, LICENSEE (AND NOT BISYS LICENSOR) ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION BEYOND THE WARRANTY PERIOD. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO LICENSEE. THIS WARRANTY GIVES LICENSEE SPECIFIC LEGAL RIGHTS, AND LICENSEE MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     B. BISYS warranty is contingent upon proper use of the Licensed Materials in accordance with BISYS installation and operating manuals and
          (a) does not cover Licensed Materials if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Licensed Materials, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the Licensed Materials and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Licensee has rejected any corrections, updates or modifications made available or supplied by BISYS.

     C. BISYS and BISYS LICENSOR do not warrant that the functions contained in the Licensed Materials will meet Licensee requirements or that the operation of the program will be interrupted or error free.

     D. BISYS and BISYS LICENSOR do warrant to Licensee that the tape(s), CD-ROM(s) or diskette(s) on which the software is furnished, will be free from defects in materials and workmanship under normal use for a period of fourteen (14) days from the date of delivery to Licensee.


V.   MAINTENANCE

     Neither BISYS nor the BISYS LICENSOR shall have any responsibility to maintain the Licensed Materials unless Licensee executes BISYS' Total Access Banking Additional Services Addendum (the "Addendum"). Upon execution of the Addendum, maintenance shall be performed by BISYS pursuant to the terms and conditions of the Addendum.

                              TOTAL ACCESS BANKING
                 END USER SOFTWARE LICENSE AGREEMENT - CONTINUED

VI.  LIMITATION OF LIABILITY AND REMEDIES

     A. BISYS and BISYS LICENSOR'S entire liability and Licensee's exclusive remedies shall be:

          1. The replacement of the software pursuant to the warranty in Paragraph I(G) above. Any notification by Licensee within the warranty period shall set forth with particularity any defects or errors to the system software. Within a reasonable period after receipt of such notice, BISYS or BISYS Licensor shall correct and redeliver the System Software to the Licensee, and if accepted by Licensee, BISYS shall have no further liability. If not corrected, BISYS will continue to provide the correction to Licensee at no charge.
          2. The replacement of any tape(s), CD-ROM(s) or diskette(s) not meeting the warranty, described in Paragraph IV(C) above, which are returned to BISYS, or
          3. If BISYS is unable to deliver a replacement tape(s), CD-ROM(s) or diskette(s) which are free of defects in materials or workmanship within a reasonable time after Licensee has returned such tape(s), CD-ROM(s) or diskette(s) to BISYS (provided that Licensee has returned such tape(s), CD-ROM(s) or diskette(s) within the warranty period described in Paragraph IV(C) above), Licensee may terminate this Agreement by returning the Licensed Materials to BISYS and fees paid by Licensee for the Licensed Materials shall be refunded to Licensee.

     B. IN NO EVENT WILL BISYS OR BISYS LICENSOR BE LIABLE TO LICENSEE FOR ANY DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE USE OR INABILITY TO USE SUCH LICENSED MATERIALS, EVEN IF BISYS OR BISYS LICENSOR HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR FOR ANY CLAIM BY ANY OTHER PARTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO LICENSEE.

                              TOTAL ACCESS BANKING
                 END USER SOFTWARE LICENSE AGREEMENT - CONTINUED

VII. GENERAL

     A. Licensee may not sublicense, assign or transfer this license or the Licensed Materials or any related documentation except as expressly provided in this Agreement, and any attempt to do so shall be void.

     B. Should Licensee have any questions concerning this Agreement, it may contact BISYS by writing to BISYS, Inc., 11 Greenway Plaza, Houston, Texas 77046-1102.

     C. Licensee acknowledges that it has read this Agreement, understands it and agrees to be bound by its terms and conditions. It is further agreed that the BISYS Services Agreement will govern in the event of any express conflict between the Services Agreement and this Agreement with respect to the Licensed Materials.



                                  LICENSEE:      Atlanta Internet Bank
                                            --------------------------
BISYS, INC.                       Client's City/State:     Atlanta, GA
                                                       ----------------------
Approved by: /s/ W.W. Neville     Approved by: /s/ D.R. Grimes
             ----------------                  ------------------------------
Name:   W.W. Neville              Name: D.R. Grimes
      -----------------------           -------------------------------------
Title: SR. V.P.    Date: 3/13/97  Title: VICE CHAIRMAN     Date:  3/7/97
       -----------      --------         -------------            -------

                              TOTAL ACCESS BANKING
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CHH-2217-12-91 DATED 3-17-97 ("SERVICES AGREEMENT")


I.   ORDER

     BISYS, Inc. ("BISYS") agrees to sell the equipment and to license the computer software programs (the application system software, the sub-system software, and the operating system software collectively, the "Programs") collectively known as the Total Access Banking System (the "System") to the client subject to the terms and conditions set forth herein and in the separately executed End User Software License Agreement (the "Software License").


II.  TERM

     The term of this Addendum shall be coterminous with the term of the Services Agreement.


III. MAINTENANCE

     A. During the term hereof, BISYS agrees to maintain the Programs licensed to Client pursuant to the terms of an End User Software License Agreement between Client and BISYS with respect to the Programs. For purposes of this Addendum, "BISYS" shall include BISYS and any third party authorized by BISYS to provide hardware and/or software maintenance on BISYS' behalf.

     B. Client shall receive, at no additional charge, all new versions of the Program(s) and revised documentation as well as all enhancements, corrections, and alterations produced by BISYS or received by BISYS from the "BISYS LICENSOR" (as such term is defined in the Software License) so long as Client does not materially breach, and has not materially breached, any provisions of the Services Agreement, the End User Software License Agreement, or this Addendum.

     C. BISYS shall use all reasonable efforts to correct any verifiable and reproducible error or defect in the Program(s) or replace said defective Program(s) and/or provide assistance or services necessary to correct any defect that is solely attributable to BISYS or BISYS Licensor and that significantly affects the use of the Program(s) such that the System does not materially perform in accordance with its designed specifications. Such corrections or replacements will be promptly provided upon written notification to BISYS. At its expense and if

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED

          requested by BISYS, Client agrees to provide BISYS with sufficient support to enable BISYS to determine and diagnose problems encountered in order to conclude that the problem is in fact with the Program(s) and to correct the problem or defect. Corrections for defects due to unauthorized Program changes will be billed at BISYS' standard rates for such services.

     D. As more fully described below, BISYS shall perform such maintenance service as shall be necessary to keep any equipment purchased or leased by Client from BISYS for the purpose of utilizing the Programs (the "Equipment") in, or restore the Equipment to, good working order operating in accordance with its specifications.

          1. If at the date the parties hereto enter into this Addendum, the Equipment (or any part thereof) is not under an applicable warranty period from the manufacturer, BISYS may, at its option, inspect and test the Equipment within 30 days of the date hereof for such Equipment. If in BISYS' reasonable judgment such Equipment is not in good working order, BISYS shall restore the Equipment to good working order, and shall bill Client for such inspection, test and restoration services at prevailing rates, plus travel and other direct costs.

          2. Client shall give BISYS' representatives full and free access to the Equipment upon reasonable notice.

          3. With respect to Equipment maintenance services hereunder, the obligations of BISYS and Client shall be as follows:
               a. In the event of a malfunction in the Equipment, Client shall first seek telephone assistance from BISYS. BISYS and Client shall cooperate in the identification, verification and possible resolution of Equipment problems;
               b. If the malfunction cannot be corrected through telephone assistance, BISYS, at its option, shall provide on-site maintenance through its authorized representative. Such representative shall repair or replace all or part of the Equipment and shall perform such other services necessary to return the Equipment to good working order; or, at its option, BISYS shall provide replacement equipment on a

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED

                    temporary loan basis delivered by overnight courier service, Monday through Saturday, except holidays. Upon repair and return of the defective Equipment pursuant to paragraph III.(D)(3)(c), Client shall within five (5) days pack and return any loaned equipment according to BISYS' instructions. Client will pay all packing and transportation costs for replacement equipment shipments.
               c. Client shall, with the authorization and according to the instructions of BISYS, pack and return by overnight courier the affected Equipment or part back for repair. Client will pay all transportation costs for the returned Equipment.
                    The returned Equipment shall be repaired or replaced with new or equivalent to new manufactured equipment at BISYS' option.
               d. If the loaned equipment is not returned within five (5) days, Client will be invoiced for the loaned equipment at the list price then in effect.

          4. Services outside the scope of BISYS' obligations under this Addendum includes, but is not limited to the following:

               a. Maintenance, repair or replacement of any peripheral equipment, including, but not limited to, personal computers, video displays, printers, modems, linedrivers or cables;
               b.   Electrical work external to the Equipment;
               c. Repair or replacement necessitated by damage to or other defects in the Equipment resulting from causes external to the Equipment, including neglect or misuse, unauthorized attachments or modifications, use of the Equipment for other than its intended purpose, service or repair of Equipment by persons other than BISYS or other persons authorized by BISYS;
               d. Services in connection with relocating the Equipment or the addition or removal of item of Equipment attachments, features,

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED

                    accessories, or other devices, or the service of alterations, attachments, or other devices not furnished by BISYS;
               e. Furnishing supplies or other accessories, or painting or refinishing the Equipment;
               f. Repair or exchange due to damage, or increase in service time, caused by events beyond BISYS' control, such as accident, transportation, water, wind, fire, sabotage, explosion, vandalism, burglary, and failure of electrical power, alterations or additions to Equipment not furnished by BISYS;
               g. Repair or exchange caused by the failure to provide a suitable environment prescribed by BISYS including adequate space, electrical power, air conditioning, and humidity control.


IV.  HARDWARE WARRANTY

     A. BISYS warrants that the Client will acquire good and clear title to the Equipment purchased. BISYS further warrants that for one-hundred eighty (180) days after shipment, the Equipment shall be free from defects in design, material and workmanship and shall not fail in any material respect to execute its programming instructions. Written notice of any claimed defect must be received by BISYS within such 180-day period.

          THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED (INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE).

          IN THE EVENT OF ANY LOSS OR DAMAGE TO THE CLIENT, WHETHER UNDER WARRANTY, CONTRACT OR OTHERWISE, DIRECT OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL, BISYS SHALL HAVE NO LIABILITY BEYOND REPAIR OR REPLACEMENT OF DEFECTIVE ITEMS, COMPONENTS OR PARTS AS SET FORTH HEREIN. IN NO EVENT WILL BISYS BE LIABLE FOR DAMAGES IN EXCESS OF ALL CHARGES PAID

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED

          BY THE CLIENT IN RESPECT OF ANY DEFECTIVE ITEM, COMPONENT OR PART UNDER THIS AGREEMENT.

     B. BISYS warranty is contingent upon proper use of the Equipment in accordance with BISYS installation and operating manuals and (a) does not cover the Equipment if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Equipment, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the System and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Client has rejected any corrections, updates or modifications made available or supplied by BISYS.


V.   EXPENSES

     Client shall reimburse BISYS for any out-of-pocket expenses incurred by BISYS in performing its obligations hereunder. Expenses include travel, lodging, meals, telephone, and shipping as may be necessary to perform under this Addendum.


VI.  TITLE

     Any new versions of the Program, including enhancements, modifications, alterations, or changes thereto provided under this Addendum shall remain the proprietary property of BISYS LICENSOR to the same extent as do the Licensed Materials as set forth in the Software License.

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED


                                  LICENSEE:      Atlanta Internet Bank
                                            ---------------------------------
BISYS, INC.                       Client's City/State:     Atlanta, GA
                                                       ----------------------
Approved by: /s/ W.W. Neville     Approved by: /s/ D.R. Grimes
             ----------------                  ------------------------------
Name:   W.W. Neville              Name: D.R. Grimes
      -----------------------           -------------------------------------
Title: SR. V.P.    Date: 3/17/97  Title: VICE CHAIRMAN     Date:  3/13/97
       -----------      --------         -------------            -------


VII. PRICES AND FEES

     Prices and fees are as specified on the attached Price Schedules. The schedules are subject to change as specified in the Services Agreement. Client hereby agrees to pay the specified charges in consideration for the services and products provided hereunder and to abide by the terms of the attached Total Access Banking End User Software License Agreement; and all terms and conditions in the Services Agreement shall remain unchanged.



                                  LICENSEE:      Atlanta Internet Bank
                                             --------------------------------
BISYS, INC.                       Client's City/State:     Atlanta, GA
                                                       ----------------------
Approved by: /s/ W.W. Neville     Approved by: /s/ D.R. Grimes
             ----------------                  ------------------------------
Name:   W.W. Neville              Name: D.R. Grimes
      -----------------------           -------------------------------------
Title: SR. V.P.    Date: 3/17/97  Title: VICE CHAIRMAN     Date:  3/13/97
       -----------      --------         -------------            -------

                              TOTAL ACCESS BANKING
                                 PRICE SCHEDULE

I.  PRODUCT AND ANNUAL SERVICE            PURCHASE       ANNUAL SUPPORT
                                          --------       --------------
             BASE SYSTEM                   PRICE        AND MAINTENANCE
             -----------                   -----        ---------------
       4 Line Analog Line Model           $                 $
-----                                      -----             ------
   X   8 Line Analog Line Model           $                 $
-----                                      -----             ------
       12 Line Analog Line Model          $                 $
-----                                      -----             ------
       16 Line Analog Line Model          $                 $
-----                                      -----             ------
       24 Line Analog Line Model          $                 $
-----                                      -----             ------

   Additional Line Upgrade
   -----------------------

_____  4 Line Analog Upgrade              $                 $
                                           -----             ------
   APPLICATION SYSTEM

  X    Deposits Application               $                 $
-----                                      -----             ------
       Mortgage Loan Application          $                 $
-----                                      -----             ------
       Installment Loan Application       $                 $
-----                                      -----             ------

 SITE LICENSE                                               $
                                                             ------
 INSTALLATION FEE(1)                      $
      Includes two (2) days on-site        ----
      system installation and training.

 II.  MONTHLY RECURRING SERVICE FEES

VOICE RESPONSE TRANSACTION FEE
      Total Access Banking System ($                        $
      MINIMUM)/transaction/month    ----                     ------
      Other (Third Party)($___                              $
      MINIMUM)/transaction/month                             ------

TERMINAL CONNECT FEE                                        $
 /line/month (Each phone line)                               ------

EXTENDED ON-LINE AVAILABILITY(2)                            $     /month
      The client hereby ____does                             -----
     ____does not subscribe to
      extended on-line UPDATE
      availability
      Client currently has extended
      availability under contract.


---------------------------
(1)   Plus travel and lodging expenses.

(2) Under the extended on-line option, the TAB system will be available 7 days a week, 23+ hours a day, 365 days a year except for periods of non-availability on selected Saturdays or Sundays for required maintenance of the BISYS Host system hardware and/or software. BISYS agrees to provide clients with prior written notice of the scheduled periods of non-availability.

                                                  Client Initials /s/ D.R.G.
                                                                  ------------

                                   BISYS, INC.
                             TOTAL FINANCIAL MANAGER
                          ADDITIONAL SERVICES AGREEMENT


This Addendum will authorize BISYS, Inc. to provide the Total Financial Manager
System ("TFM") to:   Internet Organizing Group, Inc.      (Client)
under the terms of our existing Services Agreement, No. CH-2217-12-91.


Fees for the use of the Total Financial Manager System (TFM) will be assessed per the following schedule:

Total Estimated Recurring TFM Monthly Costs   $_______       Per Attachment A

Total Estimated TFM Installation Costs        $_______       Per Attachment B

Total Additional Services/Software Costs      $_______       Per Attachment C

We hereby agree to pay the above charges in consideration for the services provided. All terms and conditions in the existing Services Agreement shall remain unchanged.





                                  Client's Name: Internet Organizing Group, Inc.
                                                 -------------------------------
BISYS, INC.                       Client's City/State:  Atlanta, Georgia
                                                       -------------------------

Approved by:/s/ Paul Bourke       Approved by: /s/ Donald S. Shapleigh Jr.
            ---------------                   ----------------------------------
Name: Paul Bourke                 Name: Donald S. Shapleigh Jr.
      ---------------------             ----------------------------------------
Title: Pres. and COO Date: 8/22/96 Title: Pres. and CEO  Date: 8/21/96
       -------------      -------        -------------        -------

              ATTACHMENT A - ESTIMATED RECURRING MONTHLY COSTS FOR
                         TOTAL FINANCIAL MANAGER SYSTEM

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the Total Financial Manager System
(TFM).  Final cost will be billed to the Client on an actual use basis.



1.   BASE FEE                                                                                              $
                                                                                                           ----------
                                                                 Single Station            LAN
                                                               -----------------       ----------------
     TFM Core Package                                          / /  $________(1)       /X/  $________
         Includes General Ledger, Accounts Payable,
         Fixed Assets, Investment Accounting, and a
         Daily Transaction Interface from the BISYS
         Host
      TFM/TFS Core Package                                     / /  $________(2)      / /  $_________
         Includes Accounts Payable, Fixed Assets,
         Investment Accounting, and a Transaction
         Interface Routine
      Independent Copies of TFM Software (If purchased
      as individual products exclusive of the Core
      Packages above)
         Accounts Payable                                      / /  $________          / /  $________
         Accounts Payable Plus                                 / /  $________          / /  $________
         Fixed Asset Accounting                                / /  $________          / /  $________
         Investment Accounting - IQ Report Writer              / /  $________          / /  $________
         Safe Deposit Box Accounting                           / /  $________          / /  $________
         Shareholder Accounting                                / /  $________          / /  $________
         Asset Liability - ALBUM
          Base                                                 / /  $________          / /  $________
          Remote                                               / /  $________          / /  $________
         Budget Synergizer - ALBUM Plus
          Base                                                 / /  $________          / /  $________
          Remote                                               / /  $________          / /  $________
         Organizational Profitability System
          Level One                                            / /  $________          / /  $________
          Level Two                                            / /  $________          / /  $________
          Level Three                                          / /  $________          / /  $________
         Product Profitability System
          Level One                                            / /  $________          / /  $________
          Level Two                                            / /  $________          / /  $________
          Level Three                                          / /  $________          / /  $________

2.  PER TRANSACTION FEE                                                                                    $
                                                                                                           ----------
    Based on number of summarized output
    transactions processed from the TOTALPLUS-
    Registered Trademark- G/L interface:
       _____ per transaction

3.  ADDITIONAL CHARGES
    Asset Liability/ALBUM Data File
    __  Accounts @ $____ per download                                                                      $
                                                                                                           ----------

    Connection Charges
    __  Pollable Terminals @ $_____ each(3)                                                                $
                                                                                                           ----------
    __  Pollable Terminals @ $_____ each(3)                                                                $
                                                                                                           ----------

TOTAL ESTIMATED RECURRING MONTHLY COSTS                                                                    $
                                                                                                          ----------
                                                                                                          ----------

-------------------------------

(1) Monthly charge of $_____ if Accounts Payable Plus is substituted for regular Accounts Payable.

(2) Monthly charge of $_____ if Accounts Payable Plus is substituted for regular Accounts Payable.

(3) If PC is already being polled, then do not include as charge is already being assessed.

            ATTACHMENT B - ESTIMATED SOFTWARE/INSTALLATION COSTS FOR
                             TOTAL FINANCIAL MANAGER

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of sublicensing Total Financial Manager System (TFM), installing, if applicable, at the designated Client site(s) and training the Client's personnel in the use of the system, as well as other miscellaneous tasks which may be required for installation. final cost of sublicensing, installation, or training will be billed to the Client on an actual basis. The rates of each type of service rendered are listed below.


1.   BASE FEE                                                                                                           $
                                                                                                                        -----------
                                                                            Single Station               LAN
                                                                            --------------          ---------------


     TFM Core Package (Includes General Ledger, Accounts                / /  $_______(5)            /X/  $_______(5)
         Payable, Fixed Assets, Investment Accounting,
         and 3 days of training at BISYS Corporate
         Center.)
     TFM/TFS Core Package                                               / /  $_______(3)            / /  $_______(6)
         Includes Accounts Payable, Fixed Assets,
         Investment Accounting and 1 day of training at
         BISYS.
     Independent Products
         Accounts Payable(7)                                            / /  $_______               / /  $_______
         Accounts Payable Plus(7)                                       / /  $_______               / /  $_______
         Accounts Payable - ACH Interface Module(7)                     / /  $_______               / /  $_______
         Fixed Asset(7)                                                 / /  $_______               / /  $_______
         Investment Accounting - IQ Report Writer Module(7)             / /  $_______               / /  $_______
         Safe Deposit Box Accounting(7)                                 / /  $_______               / /  $_______
         Shareholder Accounting(7)                                      / /  $_______               / /  $_______
         Asset Liability - ALBUM
           Base System
             Software Charge                                            / /  $_______               / /  $_______
             Installation(4)                                            / /  $_______               / /  $_______
           Each Remote Unit
             Software                                                   / /  $_______               / /  $_______
             Installation(4)                                            / /  $_______               / /  $_______
         Budget Synergizer - ALBUM Plus
          Base System
            Software                                                    / /  $_______               / /  $_______
            Installation(4)                                             / /  $_______               / /  $_______
          Each Remote Unit
            Software                                                    / /  $_______               / /  $_______
            Installation(4)                                             / /  $_______               / /  $_______
         Organizational Profitability System
           Level One                                                    / /  $_______               / /  $_______
           Level Two                                                    / /  $_______               / /  $_______
           Level Three                                                  / /  $_______               / /  $_______
         Product Profitability System
           Level One                                                    / /  $_______               / /  $_______
           Level Two                                                    / /  $_______               / /  $_______
           Level Three                                                  / /  $_______               / /  $_______

2.  ADDITIONAL TRAINING
    __  Days at Corporate Training Facility                                  $_______  per day                           $     (4)
                                                                                                                        ---------
    __  Days at Regional Training Facility                                   $_______  per day                           $     (4)
                                                                                                                        --------
    __  Days at Client Site                                                  $_______  per day                           $     (4)
                                                                                                                        --------

3. (4)PLUS TRAVEL AND LODGING EXPENSES                                                                                   $
                                                                                                                        --------
TOTAL ESTIMATED INSTALLATION COSTS                                                                                       $
                                                                                                                        --------
                                                                                                                        --------


(4) Plus travel and lodging expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.)

(5) If Client elects to substitute Accounts Payable Plus for Accounts Payable in Core Package, price is adjusted to $______ and $______, respectively.

(6) If Client elects to substitute Accounts Payable Plus for Accounts Payable in Core Package, price is adjusted to $______ and $______, respectively.

(7) Installation and training for independent products at special quote (plus travel and lodging expenses incurred).

              ATTACHMENT C - ADDITIONAL SERVICES/SOFTWARE COSTS FOR
                             TOTAL FINANCIAL MANAGER


1.   Norton's Norton Advanced Utilities 8.0 Software               Copies    x  $        $
                                                                                 ------   ----------

2.   Meridian Technology's Carbon Copy Plus                        Copies    x  $        $
                                                                                 ------   ----------

3.   Hayes Smartmodem, 28.88, External (with Fax)                  Copies    x  $        $
                                                                                 ------   ----------

Please note that the software prices listed above are subject to change.


TOTAL ADDITIONAL SERVICES/SOFTWARE COSTS                                 $SEE HARDWARE
                                                                         -------------
                                                                         QUOTE

                                   BISYS, INC.
                              TOTAL REPORT MANAGER
                          ADDITIONAL SERVICES ADDENDUM


This Addendum will authorize BISYS, Inc. to provide the Total Report Manager
System ("TRM") to:  Internet Organizing Group, Inc.    (Client)
under the terms of our existing Services Agreement, No. ___________________.


Fees for the use of the Total Report Manager System (TRM) will be assessed per the following schedule:

Initial Software License Fee                 $              Per Attachment A
                                             ----------
On-Going Maintenance/Usage Fee (per month)   $              Per Attachment B
                                             ----------
Estimated TRM Training Costs                 $              Per Attachment C
                                             ----------

We hereby agree to pay the above charges in consideration for the services and products provided. All terms and conditions in the existing Services Agreement shall remain unchanged.

                                  Client's Name: Internet Organizing Group, Inc.
                                                 -------------------------------
BISYS, INC.                       Client's City/State:  Atlanta, Georgia
                                                       -------------------------
Approved by: /s/ Paul Beurke      Approved by: /s/ Donald S. Shapleigh, Jr.
             ----------------                  ---------------------------------
Name: Paul Beurke                 Name: Donald S. Shapleigh, Jr.
      -----------------------           ----------------------------------------
Title: Pres. and COO Date: 8/22/96 Title: Pres. and CEO  Date: 8/21/96
       -------------      --------        ---------------      -----------------

                 ATTACHMENT A - INITIAL SOFTWARE LICENSE FEE FOR
                              TOTAL REPORT MANAGER

SOFTWARE LICENSE FEE (1)

   STAND-ALONE COPIES OF TRM                                         Quantity              Total
                                                                     --------              ------

     First copy                          $              each     x                       $
                                         ---------                   -----------          ----------
     2 - 6 copies                        $              each     x                       $
                                         ---------                   -----------          ----------
     7 or more copies                    $              MAXIMUM                          $
                                         ---------                                        ----------
                                         ---------
     (Institution-wide License)


   MULTI-STATION LAN TRM

     First copy                          $              each      x            1          $
                                         ---------                   -----------          ----------
     2 - 5 copies                        $              each      x                       $
                                         ---------                   -----------          ----------
     6 - 9 copies                        $              each      x                       $
                                         ---------                   -----------          ----------
     10 or more copies                   $              MAXIMUM                           $
     (Institution-wide License)                                                           ----------


TOTAL INITIAL SOFTWARE LICENSE FEE                                                        $
                                                                                          ----------
                                                                                          ----------

---------------------
(1) The price-per-copy fee includes one (1) day of training at BISYS Corporate Center.

           ATTACHMENT B - ESTIMATED ON-GOING MAINTENANCE/USAGE FEE FOR
                              TOTAL REPORT MANAGER


RECURRING MAINTENANCE/USAGE FEE

    MAINTENANCE/USAGE FEE ON STAND-ALONG COPIES                                   Quantity               Total
                                                                                  --------               -----
         First copy                                        $--/month         x                    $
                                                                               -----------          ----------
         2 - 6 copies                                      $--/month/copy    x                    $
                                                                               -----------          ----------
         7 or more copies                                  $--/month                              $
         (Institution-wide License)                                                                 ----------

    MAINTENANCE/USAGE FEE ON MULTI-STATION LAN COPIES

         First copy                                        $--/month         x       1            $
                                                                               -----------          ----------
         2 - 5 copies                                      $--/month/copy    x                    $
                                                                               -----------          ----------
         6 - 9 copies                                      $--/month/copy    x                    $
                                                                               -----------          ----------
         10 or more copies                                 $--/month                              $
         (Institution-wide License)                                                                 ----------

ESTIMATED BISYS HOST INTERFACE CHARGES
  (Minimum charge of $
    per month)                                              -- per page      x                    $
                                                                               -----------          ----------


TOTAL ESTIMATED RECURRING MAINTENANCE/USAGE FEE (per month)                                       $
                                                                                                    ----------
                                                                                                    ----------

                   ATTACHMENT C - ESTIMATED TRAINING COSTS FOR
                              TOTAL REPORT MANAGER


1.   TRAINING

     At Client Site (1 day    __________ days  x  $      per day   $        (2)
      minimum)
                                                                     ----------
2.   (2)PLUS TRAVEL AND LIVING                                     $
        EXPENSES
                                                                     ----------

TOTAL ESTIMATED TRAINING COSTS                                     $
                                                                     ----------
                                                                     ----------




------------------------
(2) Plus travel and lodging expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.)

                                   BISYS, INC.
                        TERMINAL OPERATOR SECURITY SYSTEM
                          ADDITIONAL SERVICES AGREEMENT


This Addendum will authorize BISYS, Inc. to provide the Terminal Operator Security System ("TOSS") to:

Internet Organizing Group, Inc. (Client) under the terms of our existing Services Agreement, No. CHH-2217-12-91.



Fees for the TOSS system to be assessed as follows:


 Software
                           -------------------

 Training
                           -------------------

                           -------------------

                           -------------------

 Total                     $
                           -------------------
                           -------------------

We hereby agree to pay the above charges in consideration for the services provided. All terms and conditions in the existing Services Agreement shall remain unchanged.


* Plus reasonable travel expenses incurred by BISYS associates in connection with installation and/or conversion of BISYS Services or Products.



                                  Client's Name: Internet Organizing Group, Inc.
                                                 -------------------------------
BISYS, INC.                       Client's City/State:  Atlanta, Georgia
                                                       -------------------------
Approved by: /s/ Paul Bourke      Approved by: /s/ Donald S. Shapleigh, Jr.
             ----------------                  ---------------------------------
Name: Paul Bourke                 Name: Donald S. Shapleigh, Jr.
      -----------------------           ----------------------------------------
Title: Pres. and COO Date: 8/22/96 Title: Pres. and CEO  Date: 8/21/96
       -------------      --------        ---------------      -----------------

                              ELECTRONICS FUNDS TRANSFER
                           ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CHH-2217-12-9, DATED 8/22/96 ("SERVICES AGREEMENT")

Client wishes to purchase and BISYS wishes to sell to Client any and all electronic funds transfer services generally offered by BISYS to its clients as described in the BISYS ATM Support and Network Access Product Description (the "EFT Services"), including Client's participation in the VISACHECK debit card program as provided by VISA U.S.A., Inc., and/or VISA International (individually and collectively "VISA") and the Master Money debit card program as provided by MasterCard International ("MasterCard"). Such participation to be offered to Client, through BISYS, by Electronic Data Systems Corporation ("EDS"). The Agreement is hereby supplemented and clarified as follows:

I.    CLIENT EQUIPMENT

      Concurrently with its signing of this Addendum, Client will notify BISYS in writing as to the number and location of any and all Client automatic teller machines ("ATMs") through which Client will initially access the EFT Services. BISYS agrees that Client may add additional Client ATMs to which BISYS agrees to provide the EFT Services provided that Client gives BISYS at least 90 days prior written notice of the installation and location of such additional Client equipment and provided that the EFT Services can be provided through such additional Client equipment in accordance with BISYS' then prevailing normal procedures. Notice of such additional Client equipment shall be sent to BISYS at the address set forth above, Attention: Director of Client Service, or to such other address as BISYS may direct from time to time.

II.   MONITORING AND MAINTENANCE OF COMMUNICATIONS LINES AND CLIENT EQUIPMENT

      BISYS agrees to monitor Client ATM and related equipment and the communications lines attached to such Client ATM equipment in accordance with BISYS' normal procedures for the purpose of determining their status and functioning. BISYS shall contact and inform Client of the nature of any problems detected by BISYS in accordance with BISYS' normal procedures. BISYS shall contact and inform the appropriate communications company of the nature of any problems detected by BISYS in the communications lines in accordance with BISYS' normal procedures. Clients will supply and maintain all Client ATM equipment. Client's maintenance services shall include, but not be limited to, replenishing all cash and supplies required by Client ATM equipment and providing all required preventative and remedial maintenance.

III.  TRAINING AND DOCUMENTATION

      BISYS agrees to provide Client's employees with training in the applicable EFT Services. Such initial training will be at no charge to Client and will, at BISYS' option, be provided at a BISYS training facility or at Client's location. Additional training sessions shall be held at BISYS training facilities from time to time for BISYS' then prevailing charges for such training. Client shall be responsible for all travel and out-of-pocket expenses incurred by Client's employees in attending any such training sessions. BISYS will, in accordance with its normal procedures, provide Client with copies of all marketing and training materials relating to the EFT Services being purchased by Client hereunder which BISYS generally makes available to clients of such EFT Services.

IV.   CARD STANDARDS

      Client agrees that all access cards issued to Client's customers to activate any equipment through which the EFT Services may be accessed (the "Access Cards") shall conform to the data content, format and encoding specifications specified by BISYS to Client from time to time during the term of this Agreement.

                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED

V.    ACCESS TO NETWORKS:  SETTLEMENT

      If, as part of the EFT Services provided by BISYS to Client hereunder, Client instructs BISYS to provide Client with access to EFT networks maintained by BISYS and/or third parties, Client agrees to comply with the rules, regulations, procedures, fees, assessments, penalties and other membership duties, obligations and costs of such third party networks, as from time to time in effect, which are applicable to Client. Client will comply with all BISYS and third party network rules, regulations, procedures and costs relating to settlement, as from time to time in effect during the term of this Agreement. If Client is participating in the VISACHECK or MasterCard debit card program, Client agrees to maintain a demand deposit account with a financial depository institution which is capable of receiving and processing debits and credits initiated by EDS and presented through the automatic Clearing House ("ACH") system (the "Settlement Account"). Client hereby authorizes BISYS and/or EDS to charge the Settlement Account for settlement of all transactions and Client acknowledges that EDS may, in its sole discretion, delay settlement or require Client to deposit additional deposits in appropriate amounts with EDS to offset any shortfall of funds EDS may incur as a result of settling such transactions. BISYS shall have no liability to Client for any shortfall of funds in the Settlement Account.

VI.   FILE RETENTION

      If Client requests BISYS to provide it with EFT transaction data retained by BISYS in the Client Files in order to aid Client in resolving an alleged error claimed by a Client customer, and it is determined that there is no BISYS error in such transaction, Client will pay BISYS its then prevailing archival retrieval charges in providing Client with the requested data. If it is determined that there was a BISYS error in any transaction referred to above, BISYS will provide the archival retrieval at no charge. While BISYS does not have any responsibility in assisting Client in resolving any disputed transaction that is brought to BISYS' attention more than 120 days after the date the alleged error occurred, BISYS will provide Client the requested data providing such data is available at its then prevailing archival retrieval charges.

VII.  BISYS USE OF CLIENT FILES

      Notwithstanding the foregoing, BISYS may use the Client Files in the completion of statistical data in which the Client Files are not identifiable, which statistical data shall be the sole and absolute property of BISYS. BISYS shall have the sole right to use, sell and distribute such statistical data.

VIII. COMPLIANCE WITH LAWS

      A. Client shall be responsible for compliance with all applicable laws and governmental regulations including, without limitation, compliance with error and dispute resolution procedures specified by the Electronic Fund Transfer Act of 1978 and the regulations and interpretations promulgated thereunder (including, without limitation, Regulation E of the Board of Governors of the Federal Reserve System). If Client is participating in the VISACHECK or MasterCard program, Client represents and warrants that Client's bank card program complies with all statutes, laws and government regulations applicable to Client's participation in such bank card programs and that Client will comply with all VISA and MasterCard regulations applicable to Client's participation in such programs. BISYS shall not have any responsibility for compliance with such procedures or otherwise resolving disputes between Client and its cusotmers. If, after the date hereof any modifications to the EFT Services shall be required by law or by any governmetnal regulatory authority having authority over the business of Client, BISYS shall, except to the extent such change may be beyond the capability of the BISYS switch and/or the Client equipment to implement, conform the EFT Services to be in compliance with such modified laws or

                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED


              governmental regulations, BISYS may, at its discretion, pass on in whole or in part on an equitable basis to all users the costs of making any such modification to the EFT Services.

      B. If providing any of the EFT Services to Client hereunder violates, or in BISYS' opinion is likely to violate, any applicable laws or governmental regulations, BISYS may, upon written notice to Client, immediately cease providing the affected EFT Services to Client.

      C. BISYS does not have any obligation to make enhancements to the EFT Services which may hereafter be permitted (but not required) on account of charges in applicable laws or governmental regulations. Any and all such enhancements to the EFT Services will be made by BISYS in its sole discretion.

      D. Client shall provide all required notices to the appropriate regulatory authorities concerning the execution or termination of this Agreement, or of any substantial changes in the EFT Services being provided to Client hereunder. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities during regular business hours, upon reasonable prior written notice to BISYS.

IX.   LIMITATION OF LIABILITY

      BISYS' sole liability under this Agreement for money damages resulting from claims made by Client, or any third party (including customers of Client), arising from or related to the EFT Services performed hereunder shall be limited to (a) the amount of cash erroneously dispensed at a Client automated teller machine, (b) the loss of funds resulting from excess amounts erroneously transferred from an account of a customer of Client account to a third party, and/or (c) the loss of funds resulting from amounts erroneously transferred from an account of a customer of Client to an incorrect third party, in each case caused solely by (x) BISYS' failure to properly service, maintain, program or operate the EFT Services, or (y) any misconduct or negligence of BISYS' officers, employees, or agents in performing the EFT Services. Client agrees to cooperate with BISYS, at BISYS' direction and expense, in taking all steps necessary to recover any dispensed cash and/or funds lost resulting from amounts erroneously transferred for which BISYS is liable.

X.    INDEMNIFICATION

      Client shall indemnify and save harmless BISYS from any claims, liabilities or losses, including costs and attorney's fees, resulting from (a) EFT transactions effected with lost, stolen or misused Access Cards issued by, or on behalf of, Client to access the EFT Services, and/or (b) action, omissions or commissions of Client's agents and third party host processors relating to the EFT Services.

      Client shall be responsible for the collection of Client's customers' accounts, all losses from such accounts, all costs or expenses incurred in connection with the collection efforts relative to such customers' accounts, the resolution of any controversy, claim or dispute involving such customers' accounts made by the customer relative to the debit card program, the taking of action relative to the misuse or abuse of Client's customers' accounts, and the establishment and maintenance of the Client customers' authorization limits.

                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED

IX.   GENERAL

      Except for the additional terms and conditions contained in this EFT Services Addendum, the Agreement and other Addenda, if any, shall remain in full force and effect. Client hereby agrees to pay the specified charges in consideration for the services and products provided. All terms and conditions in the Services Agreement shall remain unchanged.
      If there is any conflict between the terms and conditions of this Addendum and the other terms and conditions of the Agreement as may be amended to which the Addendum forms a part, the terms and conditions of this Addendum shall prevail.




                                  Client's Name: Internet Organizing
                                                  Group, Inc.
                                                 -----------------------------

BISYS, INC.                       Client's City/State:  Atlanta, Ga.
                                                      ------------------------

Approved by: /s/ Paul Bourke      Approved by: /s/ Donald S. Shapleigh, Jr.
           ---------------------              --------------------------------

Name:  Paul Bourke                 Name:  Donald S. Shapleigh, Jr.
     ----------------------------      ---------------------------------------

Title: Pres. and CEO Date:8/22/96  Title: Pres. and CEO Date: 8/21/96
      --------------      -------        --------------      ------------------

                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED
                                    PRICE SCHEDULE



EXPENSE DESCRIPTION                                     ONETIME                  RECURRING
------------------------------------------------------------------------------------------------------
I.     BASE FEES

       Basic Service Fees                                                  $_______
       INCLUDES:
       Institution Data File
       Standard Daily/Monthly Report
       Positive Balance File Backup
       Host Support
       Card Management

       ATM Conversion Support BISYS Platform        $_______
       Conversion Support non-BISYS Platform        $_______
       Debit Card Services                          $_______               $_______
       Cardholder File Formatting                   $_______
       Debit Card On-line Terminal License                                 $_______
       On-line Terminal Access Fee                                         $_______    per minute
       Deconversion Support                         $_______
       Additional Deconversion Files                                       $_______    per file

II.    TERMINAL DRIVING

       ATM Set-up Fee (First ATM)                   $_______
       Set-up Fee Each additional ATM               $_______

       Terminal Driving Support:

              1 - 10                                                       $_______    each
              10 - 20                                                      $_______    each
              20 - 30                                                      $_______    each
              31 +                                                         $_______    each

III.   TRANSACTION PROCESSING

       ON-US TRANSACTIONS:                                                 $_______    each
       FOREIGN TRANSACTIONS:
       1          -   5,000                                                $_______    each
       5,001      -   10,000                                               $_______    each
       10,001     -   25,000                                               $_______    each
       25,001     -   50,000                                               $_______    each
       50,001     -   100,000                                              $_______    each
       100,001    -   500,000                                              $_______    each
       500,001    -   1,000,000                                            $_______    each
       1,000,001  -   2,500,000                                            $_______    each
       2,500,000 +                                                         $_______    each

       BATCH POSTING ITEMS                                                 $_______    each

       OFF-LINE DEBIT CARD TRANSACTIONS:
       Debit Card Authorizations                                           $_______    each
       Debit Card Transaction Postings                                     $_______    each
       Chargebacks/Representment                                           $_______    each
       Retrievals                                                          $_______    each


                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED
                                    PRICE SCHEDULE



EXPENSE DESCRIPTION                                              ONETIME                    RECURRING
---------------------------------------------------------------------------------------------------------------

IV.    CARDHOLDER PROCESSING

       # of Cardholder Records on File (ATM Card Only)                               $________    each
       # of Cardholder Records on File (Off-line Debit)                              $________    each
       Customer Authorization File Creation                   $_______
       CAF File Conversion runs                               $_______
       Additional CAF Conversion runs                                                $________    per run
       Negative Stand-in File                                 $_______               $________    per month
                                                                                PLUS $________    per record
       On-line Debit Card Maintenance Updates                                        $________    each
       Cardholder File Purge                                  $_______
       Special Reports                                        $_______               $________    per report
       Special Statistical Reporting                          $_______               $________    per report

V.     NETWORK INTERFACES

       Network Connection                                     $_______   /Network
       Network Interface (1-3 Networks)                                              $________    per month
       Each Additional Network                                                       $________    each
       Plus/Cirrus Correspondent Member Fee                                          $________    each

VI.    CARD PRODUCTION SERVICES

       Programming Development Start Up                       $_______   per BIN
       Card Production and Design                                per quote
       Card Order Processing BISYS Preferred Vendor                                  $________    per month*
       Additional Card Orders Above Standard                                         $________    per file
       Non-preferred Vendor Card Order                                               $________    per file, plus
                                                                                     $________    per record

       Processing:
            ATM CARDS:
            Standard orders
              Card and PIN                                                           $________    each
              Card only                                                              $________    each
              PIN only                                                               $________    each
              Additional Inserts                                                     $________    each**
            Mass Issue Files (20,000 + Cards)
              Card and PIN                                                           $________    each
              Card only                                                              $________    each
              PIN only                                                               $________    each
              Additional Inserts                                                     $________    each**
            VISA CHECK/MASTERMONEY DEBIT CARDS
              Card and PIN                                                           $________    each
              Card only                                                              $________    each
              PIN only                                                               $________    each
              Additional Inserts                                                     $________    each
            Phone PIN                                         $________              $________    each
            Special Handling Charges
              VIP Orders                                                             $________    each
              Card Pulls                                                             $________    each
              Custom Card Carrier and envelopes                                        Cost plus

* Standard equals two files per week per month. Additional files are charged at $_____ per file.
** Base price includes standard generic carrier and envelope with one insert. Additional inserts charged at $_____ each.

                              ELECTRONICS FUNDS TRANSFER
                       ADDITIONAL SERVICES ADDENDUM - CONTINUED
                                    PRICE SCHEDULE


EXPENSE DESCRIPTION                                                  ONETIME                              RECURRING
----------------------------------------------------------------------------------------------------------------------------------

VII.   SPECIAL SERVICES

       Custom Applications:
            Programming                                      $____________  per hour
            Download Charge                                  $____________  per ATM load
       Technical Support                                     $____________  per hour
       Consulting Services                                   $____________  /hr. plus expenses
       Computer Test Time
       Database Changes
            30 days notice                                   $____________  per change
            5 days notice                                    $____________  per change
            24 hours or less notice                          $____________  per change
       Debit Card Compliance Investigations                                                     $________  per transaction
       Debit Card Quarterly Reporting                                                           $________  per report
       ATM Foreign Language Support                          $____________  language            $________  per language/ATM
       Surcharging                                           $____________                      $________  per month/ATM
       Expanded Receipt                                      $____________                      $________  per month/ATM

VIII.  TRAINING

       Additional Training Programs                          $____________  per session, plus expenses

IX.    PASS THROUGH CHARGES

       Postage                                                ____________
       VISA/MasterCard Fees and Assessments                   ____________
       Travel Expenses Incurred on Behalf of Client           ____________
       Courier Expenses                                       ____________
       Communication Charges                                  ____________
       Third Party POS Fees                                   ____________


                                   BISYS, INC.
                              NETWORK INSTALLATION
                          ADDITIONAL SERVICES AGREEMENT

This Addendum will authorize BISYS, Inc. to provide the Network Installation to:
Internet Organizing Group, Inc. (Client) under the terms of our existing Services Agreement, No. ____________________________.

Fees for Network Installation to be assessed per the following schedule:


                                      Recurring                 One
                                      Monthly                  Time
                                      ---------             -----------
 Total Network Installation Costs     $                     $              Per Attachment
                                      ---------             ----------     A

 Total Local Area Network Costs                                            Per Attachment
                                      ---------             ----------     B

 Total                                $                     $
                                      ---------             ----------
                                      ---------             ----------


We hereby agree to pay the above charges in consideration for the services provided. All terms and conditions in the existing Services Agreement shall remain unchanged.


                                  Client's Name: Internet Organizing Group, Inc.
                                                 -------------------------------
BISYS, INC.                       Client's City/State:  Atlanta, Georgia
                                                       -------------------------
Approved by: /s/ Paul Bourke      Approved by: /s/ Donald S. Shapleigh, Jr.
             ----------------                  ---------------------------------
Name: Paul Bourke                 Name: Donald S. Shapleigh, Jr.
      -----------------------           ----------------------------------------
Title: Pres. and COO Date: 8/22/96 Title: Pres. and CEO  Date: 8/21/96
       -------------      --------        ---------------      -----------------

               ATTACHMENT A - ESTIMATED NETWORK INSTALLATION COSTS


This attachment defines anticipated Network/Data Communication costs which will be incurred by Client for telephone lines and components required to serve personal computers operating BISYS Branch Automation software at the designated client site(s). Final cost will be billed to the Client on an actual use basis.



1.   MONTHLY ON-LINE COMMUNICATIONS
     SUPPORT

      a.   First Pollable Terminal at                       x  $            $
           Each Branch                 ----                    ------       ------

      b.   2 - 50 Additional Pollable                       x  $            $
           Terminals per location      ----                    ------       ------

      c.   51 or Greater Pollable                           x  $            $
           Terminals per location      ----                    ------       ------

      d.   TOTAL ESTIMATED MONTHLY                                                    $          $
           ON-LINE COSTS                                                              ------     -------

 2.   EXTERNAL NETWORK COSTS(1)

      a.   Communication Facilities                                                   $          $
           (Monthly)                                                                  -----      -----

      b.   Communication Facilities                                                              $
           Installation                                                                          -----

      c.   Communication Equipment                          x  $                      $          $
           (Monthly)                  ----                     ------                 ------     -----

      d.   Communication Equipment                                                               $
           Installation                                                                          -----
 3.   SITE SURVEY                          Man Days         x  $   /DAY                          $
                                      ----                      ---                              -----

 4.   ADDITIONAL NETWORK                                                                         $   (1)
      HARDWARE/SOFTWARE INSTALLATION                                                             -------
      COSTS (LABOR)

 5.   (2)PLUS TRAVEL AND LODGING                                                                 $   (2)
      EXPENSES                                                                                    ------

 TOTAL ESTIMATED RECURRING MONTHLY COSTS                                              $
                                                                                      -----
                                                                                      -----
 TOTAL ESTIMATED INSTALLATION COSTS                                                              $
                                                                                                 -----
                                                                                                 -----

------------------------

(1) The prices listed are based on the latest published tariffs and/or price lists of the telephone companies and communications hardware companies selected to provide the components of the proposed network. These prices are subject to change to those in effect at the time of installation. Actual shipping costs and taxes will be added.

(2) Plus travel and lodging expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.).

1. BISYS will perform an analysis of the client's office(s) to establish terminal quantities and configurations and recommend layouts.

2. BISYS will design a data communications network to serve the terminals indicated in the survey.

3. BISYS will order the necessary telephone lines and data sets for the external network, verify and test the phone lines after installation by the phone company and install the data sets.

4. BISYS will order and install the components of the internal network. The complexity and size of the internal network in each client office will depend upon the number of terminals to be used, the number of floors on which they are located in the building, and the distance between terminals on each floor.

5. STANDALONE terminals in a close proximity (less than fifty feet apart) will normally be connected by data cables to a sharing device which in turn is connected to the data set. In those instances where the distance is substantially greater than fifty feet or where structural characteristics of the building (e.g. solid walls) block easy access to the terminals, a system of line drives and four wire cable will be installed.

     LAN terminals will connect to the gateway through the LAN wiring (see attachments). The gateway will be located in an area that provides the best access for connection to the communications equipment and retains the ability to quickly and effectively troubleshoot communications problems.

6. In those instances where cables must be run through walls, over ceilings or through floor conduits, the services of a local electrician must be obtained and paid for by the client. If the client wishes BISYS to act as a cabling contractor, we will do so for an additional agreed upon charge. This is to insure compliance with local fire and electrical codes. BISYS will show the electrician where cables are to be located and will install the proper connectors on the cables after they are run.

7. BISYS recommends that the client provide multiple outlet electrical surge/spike protectors for use with the terminal equipment.

                ATTACHMENT B - ESTIMATED LOCAL AREA NETWORK COSTS


This attachment provides a detailed estimate of anticipated costs which will be incurred by Client during the preparation and installation of the Local Area Network (LAN) corporations. Final costs will be billed to the Client on an actual use basis.


1. FILE SERVER SET-UP (Includes Network operating system, BISYS application software and applicable third-party software configuration and installation.)


    ___     Servers at BISYS Corporate Center                              $        per server      $
                                                                                                -----------
    ___     Servers at Client Site                                         $        per server      $        (3)
                                                                                                -----------

2.  CUSTOMIZED LAN SET-UP (Items not specified in the attached list)

    ___     Hours at BISYS Corporate Center                                $        per hour        $
                                                                            -------                  -----------
    ___     Hours at Client Site                                           $        per hour        $        (3)
                                                                            -------                  -----------

3.  SERVER AND WORKSTATION INSTALLATION (LABOR):

    ___     File Servers                                                   $        per server      $        (3)
                                                                            -------                  -----------
    ___     Signature Server                                               $                        $        (3)
                                                                            -------                  -----------
    ___     Fax Server                                                     $                        $        (3)
                                                                            -------                  -----------
    ___     Credit Bureau Server                                           $                        $        (3)
                                                                            -------                  -----------
    ___     Gateway or RJE PC                                              $                        $        (3)
                                                                            -------                  -----------
    ___     Workstations (including local                                  $        per workstation $        (3)
            printers)
                                                                            -------                  -----------
    ___     Lan Printer                                                    $        per printer     $        (3)
                                                                            -------                  -----------
4.  CABLING                                                                                         $        (3)
                                                                                                     -----------
5.  (3)PLUS TRAVEL AND LODGING EXPENSES                                                             $
                                                                                                     -----------

TOTAL ESTIMATED INSTALLATION COSTS                                                                  $
                                                                                                     -----------
                                                                                                     -----------

------------------------

(1) Plus travel and lodging expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.).

1. Labor estimates are for an average installation of pre-assembled PCs. The following conditions may affect actual labor costs: isolated branch locations, branches under constructions, delays by local contractors or non standard hardware configurations.

2. BISYS will prepare a written list of equipment, hardware and software, to be shipped to the configuration center in Houston. Client will assist BISYS in working with the necessary vendors to ensure the equipment arrives in a timely manner.

3. BISYS will generate the file server operating system and workstation shells based on the customer configurations.

4. Install all required application software including: the BISYS applications and all BISYS provided third party software. BISYS will define the SYSTEM LOGIN SCRIPT and all application GROUPS using the Novell utilities.

5. If the detailed user information can be provided by the client before file server preparation has been completed, BISYS will define personal HOME directories for all users who will log into the file server. BISYS will set the user's PASSWORD, USER LOGIN SCRIPT, and GROUPS BELONGED TO for each user. BISYS will also define a base menu for each user using the BISYS menu system.

6. BISYS will define the proper on-line configuration for each PC. If the detailed PC information cannot be provided by the client before file server preparation has been completed, BISYS will set up the PCs to default based on the latest wide area network configuration information (TPOOL).

7. BISYS will test the file server before shipping to the client's site by logging in as each individual user and executing each base menu application and testing for correct on-line accesses.

8. BISYS will ship the file server, software and all other hardware used to setup the local area network (LAN) to the client's site.

9. In those instances where local area network (LAN) cabling must be run through walls, over ceilings or under the floors, the services of a third party LAN cable installer must be obtained and paid for by the client. If the client wishes BISYS to act as a cabling contractor, we will do so for an additional agreed upon charge. This is to insure compliance with local fire and electrical codes. BISYS will show the contractor where the cables should be located and will test for proper connections on the cable after it has been run.

10. BISYS will provide basic setup, unit testing and additional feature installation on each machine installed. Additional machine customization including, but not limited to, integrating third party applications or memory optimization are part of customized LAN setup and may result in additional charges as in Section 2.

11. BISYS will install each PC and attached printer(s) in the final locations. It is expected that client management will work with BISYS in this endeavor to resolve space conflicts on desks and counters.

12. Because often times the counter surfaces and shelving of the teller line are not compatible with the space requirements of the PC or printer or because there are not direct access holes for the cabling between the PC components, the services of a carpenter may be required and must be paid for by the client. BISYS will work with the carpenter to insure a proper understanding of installation.

13. BISYS will install all the necessary BISYS application software at each workstation and conduct any required network testing.

                                   BISYS, INC.
                         TOTAL BRANCH AUTOMATION SYSTEM
                          ADDITIONAL SERVICES AGREEMENT



This Addendum will authorize BISYS, Inc. to provide the Total Branch Automation System ("TBS") to:

 INTERNET ORGANIZING GROUP, INC. (Client)

under the terms of our existing Services Agreement No._________________________.

Fees for the use of the Total Branch Automation System (TBS) will be assessed per the following schedule:


                                                     Recurring        Recurring
                                                      Annual           Monthly       One Time
                                                      ------           ------        --------
Total Estimated Recurring TBS Monthly Costs      $                    $             $             Per Attachment A
                                                                       ---------
Total Estimated TBS Installation Costs                                                            Per Attachment B
                                                                                     ----------
Total Estimated Customization Costs                                                               Per Attachment C
                                                                                     ----------
Total Additional Services/Software Costs                                                          Per Attachment D
                                                                                     ----------
Total TBS Signature Costs                                                                         Per Attachment E
                                                                       ---------     ----------
Total Estimated Recurring TBS Annual Costs                                                        Per Attachment F
                                                    -----------        ---------     ----------
Total TBS Return Item Processing Costs           (or $    Month)                                  Per Attachment G
                                                                       ---------     ----------
Total TBS Mortgage Banking Costs                                                                  Per Attachment H
                                                                       ---------     ----------
Total                                            $                    $              $
                                                    -----------        ---------     ----------
                                                    -----------        ---------     ----------


We hereby agree to pay the above charges in consideration for the services provided. All terms and conditions in the existing Services Agreement shall remain unchanged.



                                  Client's Name: Internet Organizing Group, Inc.
                                                --------------------------------

BISYS, INC.                       Client's City/State: Atlanta, Georgia
                                                       -------------------------

Approved by:/s/ Paul Bourke       Approved by:/s/ Donald S. Shapleigh, Jr.
            ----------------                   ---------------------------------

Name: Paul Bourke                 Name:  Donald S. Shapleigh, Jr.
     -----------------------           -----------------------------------------

Title: Pres. and CEO Date:8/22/96 Title: President and CEO   Date: 8/21/96
      -------------      -------       -------------------       ---------------

              ATTACHMENT A - ESTIMATED RECURRING MONTHLY COSTS FOR
                         TOTAL BRANCH AUTOMATION SYSTEM

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the Total Branch Automation System
(TBS).  Final cost will be billed to the Client on an actual use basis.

1. TBS PLATFORM (includes TBS Teller, CRT, TBS Mortgage Banking, and Return Item Stations; also used by TCM and MLO stations)

          0   -  25         Copies  x                             $
                    -------              -------                   ----------

          26  -  50         Copies  x                             $
                    -------              -------                   ----------

          51  -  75         Copies  x                             $
                    -------              -------                   ----------

          76 +              Copies  x                             $
                    -------              -------                   ----------

2.   TBS TELLER (includes TBS CRT)

          0   -  50         Copies  x                             $
                    -------              -------                   ----------

          51  - 100         Copies  x                             $
                    -------              -------                   ----------

          101 - 150         Copies  x                             $
                    -------              -------                   ----------

          151 +             Copies  x                             $
                    -------              -------                   ----------

3.   TBS CRT ONLY

          0   -  50         Copies  x                             $
                    -------              -------                   ----------

          51  - 100         Copies  x                             $
                    -------              -------                   ----------

          101 - 150         Copies  x                             $
                    -------              -------                   ----------

          151 +             Copies  x                             $
                    -------              -------                   ----------


Note: Copies defined per BISYS TPOOL terminal definition.

TOTAL ESTIMATED RECURRING MONTHLY COSTS                          $
---------------------------------------                           ----------
---------------------------------------                           ----------

                 ATTACHMENT B - ESTIMATED INSTALLATION COSTS FOR
                         TOTAL BRANCH AUTOMATION SYSTEM

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of installing Total Branch Automation System
(TBS) at the designated Client site(s) and training the Client's personnel in the use of the system, as well as other miscellaneous tasks which may be required for installation. Final cost of installation will be billed to the Client on an actual use basis.

1.   BASE FEE


     TBS Complete - Platform Software                       $                        $
          Includes 1 day of teller system training at         ---------                ---------
          BISYS Corporate Training Facility, up to
          2 days of software customization, as
          defined by the TBS Data Collection Packet
          and 3 days and user training at BISYS
          Corporate Training Center.

     TBS Teller Software                                    $                        $
                                                              ---------                ---------
          Includes 1 day of training at BISYS Corporate
          Training Facility and up to 2 days of software
          customization, as defined by the Data
          Collection Packet.

     Client Customization Training                          $                        $
                                                              ---------                ---------

          5 days New Account Customization training at
          BISYS Corporate Training Center.

2.   TBS LAN SOFTWARE (per TPOOL Branch definition)

       1   Branches                                         $           per branch   $
                                                              ---------                ---------
3.   SOFTWARE CONFIGURATION includes configuration,
     preparation and options required for each PC
     (Printer and Communication, etc.). This charge
     also applies to additional workstations added
     after the initial installation.

      (Up to 20)   PCs                                      $           per PC       $
     -------------                                            ---------                ---------

4.   ADDITIONAL TRAINING (1 day minimum)

            Days at Corporate Training Facility             $           per day      $
     -----                                                    ---------                ---------

            Days at Regional Training Facility              $           per day      $
     -----                                                    ---------                ---------

            Days at Client Site                             $           per day      $
     -----                                                    ---------                ---------

5.   (2)PLUS TRAVEL AND LODGING EXPENSES                                             $
                                                                                      ---------

TOTAL ESTIMATED INSTALLATION COSTS                                                   $
----------------------------------                                                    ---------
----------------------------------                                                    ---------


--------------------------------
(1) $_____ may be applied to base fee for Platform (Software training and customization).

(2) Plus travel and living expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.)

                ATTACHMENT C - ESTIMATED CUSTOMIZATION COSTS FOR
                         TOTAL BRANCH AUTOMATION SYSTEM

TBS TELLER CUSTOMIZATION

Additional customization can be provided by BISYS. Teller customization includes up to two (2) days software customization defined in detail by Data Collection.

Customization includes:
       Deletions from Applications and Sub-application Menus
       Speed Key Definition
       Up to 10 Print Documents
       Access Level/and/or Override Change Definitions
       Passbook Print Alignment Options
       Transaction Utilization Options
       Transaction Receipt Options
       Reconstruct Host Document Options
       Printer Options
       CRT Options
       Account Number Structure Definition
       Cash-in/Cash-out Ticket Options
       Pre-fill Field Definitions
       Smart Help Definitions
       Sub-Total Definitions
       Group/Linked Transactions
       Check List Definitions

1.     PRINT DOCUMENTS (each additional)                    x $       $
                                                  --------             ---------

2.     ADDITIONAL CUSTOMIZATION AS DEFINED PER              x $       $
       PAGE BY THE TBS DATA COLLECTION PACKET     --------             ---------
       (or portion thereof)

TBS COMPLETE CUSTOMIZATION

Additional customization can be provided by BISYS. Utilization of this option automatically evokes the BISYS customized category (see Attachment H) for annual maintenance.

3.     PRINT DOCUMENTS (each additional)                    x $   *   $
                                                  --------             ---------

       -  Additional cost for digitization of laser forms will be quoted.

ALL OTHER CUSTOMIZATION WILL BE QUOTED ON AN HOURLY BASIS.

4.     NON-STANDARD CUSTOMIZATION (8 hour minimum)

              Hours at BISYS Data Center            $       per hour  $      (3)
       -----                                                           ---------

              Hours at Client Site                  $       per hour  $      (3)
       -----                                                           ---------

5.     (3)PLUS TRAVEL AND LODGING EXPENSES                            $
                                                                       ---------

TOTAL ESTIMATED CUSTOMIZATION COSTS                                   $
                                                                       ---------


(3) Plus travel and living expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.)

              ATTACHMENT D - ADDITIONAL SERVICES/SOFTWARE COSTS FOR
                         TOTAL BRANCH AUTOMATION SYSTEM


1.     Norton's Norton Advanced Utilities
        8.0 Software                              Copies x $     $
                                             -----                -------------

2.     Meridian Technology's Carbon Copy
       Plus(4)                                    Copies x $     $
                                             -----                -------------

3.     Hayes Smartmodem, 28.88, External(4)
       (with Fax)                                 Copies x $     $
                                             -----                -------------

Contact Corporate Purchasing for current prices.

Please note that the software prices listed above are subject to change.

TOTAL ADDITIONAL SERVICES/SOFTWARE COSTS                         $ SEE HARDWARE
                                                                  -------------
                                                                      QUOTE







---------------------
(4) One per Branch is required by Houston Client Site Services in order to provide Client Support.

                        ATTACHMENT E - TBS SIGNATURE COSTS FOR
                            TOTAL BRANCH AUTOMATION SYSTEM


Per branch prices include ALL branches of the institution.




1.  INITIAL SOFTWARE LICENSE FEE       Branches  x  $                          $
                                  -----               ------                    --------------

    Includes 1 day of Signature training at BISYS Corporate training facility

2.  ON-GOING MAINTENANCE/USAGE FEE (per month)

    TBS Platform Software (in addition to current monthly TBS charge)

         0   -  25                  Copies  x   $                              $
                             ------              ------                         --------------

         26  -  50                  Copies  x   $                              $
                             ------              ------                         --------------

         51  -  75                  Copies  x   $                              $
                             ------              ------                         --------------

         76 +                       Copies  x   $                              $
                             ------              ------                         --------------

    TBS Teller Software (in addition to current monthly TBS charge)

         0   -  50                  Copies  x   $                              $
                             ------              ------                         --------------

         51  - 100                  Copies  x   $                              $
                             ------              ------                         --------------

         101 - 150                  Copies  x   $                              $
                             ------              ------                         --------------

         151 +                      Copies  x   $                              $
                             ------              ------                         --------------
    (TBS CRT ONLY SOFTWARE NOT SUPPORTED WITH SIGNATURE)


3.  HOST SIGNATURE FEE

    $      per month plus $      per signature                                 $
     ------                ------                                               --------------


TOTAL ESTIMATED RECURRING MONTHLY COST (2 + 3)                                 $
----------------------------------------------                                  --------------
----------------------------------------------                                  --------------


                 ATTACHMENT F - ESTIMATED RECURRING ANNUAL COSTS FOR
                            TOTAL BRANCH AUTOMATION SYSTEM

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the Total Branch Automation System
(TBS).  Final cost will be billed to the Client on an actual use basis.

1.  TBS COMPLETE ANNUAL MAINTENANCE
    BASE SYSTEM OR USER CUSTOMIZED          $                   $
                                             --------------      --------------

         or

2.  TBS COMPLETE ANNUAL MAINTENANCE
    BISYS CUSTOMIZED                        $                   $
                                             --------------      --------------

3.  TBS COMPLETE ANNUAL LASER FORMS MAINTENANCE



                   NUMBER OF                          ANNUAL
                  NEW ACCOUNTS                         FEE
                  ------------                         ---

                 0     - 1,000                       $
                                                      -------
             1,001     - 1,500                       $
                                                      -------
             1,501     - 2,000                       $
                                                      -------
             2,001     - 2,500                       $
                                                      -------
             2,501     - 3,000                       $
                                                      -------
             3,001     - 3,500                       $
                                                      -------
             3,501     - 4,000                       $
                                                      -------
             4,001     - 4,500                       $
                                                      -------
             4,501     - 5,000                       $
                                                      -------
             5,001     - 6,000                       $
                                                      -------
             6,001     - 7,000                       $
                                                      -------
             7,001     - 8,000                       $
                                                      -------
             8,001     - 9,000                       $
                                                      -------
             9,001     -10,000                       $
                                                      -------
            10,001     -12,500                       $
                                                      -------
            12,501     -15,000                       $
                                                      -------
            15,001     -17,500                       $
                                                      -------
            17,501     -20,000                       $
                                                      -------
            20,001     -25,000                       $
                                                      -------
            25,001     -30,000                       $
                                                      -------
       Over 30,000                                                       per account     $
                                                                                          -------------------


    PLEASE COMPLETE THE BSI LICENSE/SUPPORT-LINE AGREEMENT FOR LASER FORMS USAGE ON PAGE 10.

4.  TOTAL ESTIMATED RECURRING ANNUAL COSTS            $
                                                       ------------------------------------------------------


*Based on preceding    months new account volume.
                   ----

                 ATTACHMENT G - TBS RETURN ITEM PROCESSING COSTS FOR
                            TOTAL BRANCH AUTOMATION SYSTEM


Per branch prices include ALL branches of the institution.



1.  INITIAL SOFTWARE LICENSE FEE             $                            $
                                              -------                      ------------------

    Includes 1 day of Return Item training at BISYS Corporate training facility

2.  ON-GOING MAINTENANCE/USAGE FEE (per month)$                           $
                                               -------                     ------------------

    In addition to current monthly TBS charge


TOTAL ESTIMATED MONTHLY RECURRING COST (ITEM 2)                           $
--------------------------------------                                      ------------------
--------------------------------------                                      ------------------



----------------------------------------

(5) Existing TBS Customers receive a $      credit.
                                      ------

                    ATTACHMENT H - TBS MORTGAGE BANKING COSTS FOR
                            TOTAL BRANCH AUTOMATION SYSTEM



1.  INITIAL SOFTWARE LICENSE FEE                                          $                             $
                                                                           ------                        ------------------

    Includes 2 days of Mortgage Banking training at BISYS Corporate training facility

2.  ON-GOING MAINTENANCE/USAGE FEE (per month)                            $                             $
                                                                           ------                        ------------------

    In addition to current monthly TBS charge

3.  CUSTOMIZATION OF LETTERS (per letter)                              X  $                             $
                                                       -------------       ------                        ------------------




TOTAL ESTIMATED MONTHLY RECURRING COST (ITEM 2)                                                         $
--------------------------------------                                                                   ------------------
--------------------------------------                                                                   ------------------


                                                                    Page 9 of 9